UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

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HC2 Holdings, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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April 30, 2015

Dear HC2 Holdings, Inc. Stockholder:

It is my pleasure to invite you to attend the 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”) of HC2 Holdings, Inc. (“HC2” or the “Company”). We will hold the 2015 Annual Meeting on Thursday, June 11, 2015 at 10:00 a.m., Eastern Daylight Saving Time, at the offices of Jenner & Block LLP, 919 Third Avenue, 38th Floor, New York, New York 10022.

This year we are furnishing our proxy materials via the Internet. Providing our proxy materials to stockholders electronically allows us to “be green” by conserving natural resources and reducing our printing and mailing costs related to the distribution of the proxy materials. To ensure your representation at the 2015 Annual Meeting, we urge you to vote via the Internet at www.proxyvote.com or by telephone by following the instructions on the Notice of Internet Availability of Proxy Materials (the “Notice”) that you received in the mail and that is also provided on that website, or, if you have requested a paper copy of the proxy materials and the proxy card by mail, by signing, voting and returning your proxy card to HC2 Holdings, Inc., Voting Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. For specific instructions on how to vote your shares, please review the instructions for each of these voting options that are detailed in the Notice and in this Proxy Statement. Whether or not you expect to attend the 2015 Annual Meeting, please vote your shares in order to ensure the presence of a quorum. If you attend the 2015 Annual Meeting, you may vote in person even if you have previously returned your proxy card or have voted via the Internet or by telephone.

In addition to their availability at www.proxyvote.com, this Proxy Statement, the Notice and our Annual Report on Form 10-K for the year ended December 31, 2014 are available for viewing and printing under the “Investor Relations—Proxy Materials” section of our website at www.hc2.com.

Thank you for your continued support and interest in HC2. We look forward to seeing you at the 2015 Annual Meeting on June 11, 2015.

Very truly yours,

Philip A. Falcone
Chairman, President and Chief Executive Officer

This Proxy Statement is dated April 30, 2015 and the Notice is being mailed to stockholders of the Company entitled to vote at the 2015 Annual Meeting on or about May 1, 2015.

HC2 Holdings, Inc.
505 Huntmar Park Drive, Suite 325
Herndon, VA 20170

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To our Stockholders:

HC2 Holdings, Inc. (“HC2” or the “Company”) will hold its 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”) on Thursday, June 11, 2015, at 10:00 a.m., Eastern Daylight Saving Time, at the offices of Jenner & Block LLP, 919 Third Avenue, 38th Floor, New York, New York 10022. At the 2015 Annual Meeting, holders of HC2’s outstanding stock will vote upon the following proposals:

1.	To elect five (5) directors from the nominees identified in the accompanying Proxy Statement, each to hold office until the 2016 Annual Meeting of Stockholders and until his successor is duly elected and qualified, as outlined below.
a.	Mr. Tseung is to be elected by the affirmative vote of the holders of more than 75% of HC2’s outstanding Series A Convertible Participating Preferred Stock (the “Series A Preferred Stock”) and Series A-1 Convertible Participating Preferred Stock (the “Series A-1 Preferred Stock”), voting together as a separate class.
b.	Messrs. Barr, Falcone, Leffler and Pons are to be elected by a plurality of the votes received from holders of HC2’s common stock, Series A Preferred Stock, Series A-1 Preferred Stock and Series A-2 Convertible Participating Preferred Stock (the “Series A-2 Preferred Stock” and, together with the Series A Preferred Stock and Series A-1 Preferred Stock, the “Preferred Stock”), voting as a single class and with the Preferred Stock voting on an as-converted basis.
2.	To approve, by non-binding vote, the compensation of our named executive officers (also known as a “Say on Pay” vote).
3.	To consider and take action upon any other business that may properly come before the 2015 Annual Meeting or any postponements or adjournments thereof.

Only stockholders of record of HC2’s stock as of the close of business on April 15, 2015, which is the record date for the 2015 Annual Meeting, are entitled to notice of, and to vote at, the 2015 Annual Meeting and any adjournments or postponements of the 2015 Annual Meeting. A list of stockholders of record will be available at the 2015 Annual Meeting and for the 10 days prior to the 2015 Annual Meeting, during ordinary business hours, at the office of the Secretary of HC2, 505 Huntmar Park Drive, Suite 325, Herndon, VA 20170.

All stockholders are cordially invited to attend the 2015 Annual Meeting. You must bring with you proof of stock ownership as of the April 15, 2015 record date and a valid personal photo identification card, such as a driver’s license or passport, in order to be admitted to the 2015 Annual Meeting.

Your vote is important. We appreciate your taking the time to vote promptly. After reading the Proxy Statement, please vote at your earliest convenience to ensure the presence of a quorum by voting over the Internet, by telephone, or, if you have requested a paper copy of the proxy materials and the proxy card by mail, by completing, signing and returning the proxy card in the postage pre-paid envelope accompanying the proxy materials, as described in the Notice. Submitting the proxy before the 2015 Annual Meeting will not preclude you from voting in person at the 2015 Annual Meeting if you decide to attend.

The Board of Directors of HC2 recommends that stockholders vote:

•	“FOR” the election of the five (5) nominees identified in the accompanying Proxy Statement as directors (Proposal 1); and
•	“FOR” the approval, by non-binding vote, of the compensation of our named executive officers (Proposal 2).

By Order of the Board of Directors,

Andrea L. Mancuso, Esq.
General Counsel and Corporate Secretary
 Herndon, Virginia

April 30, 2015

YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE AS PROMPTLY AS POSSIBLE BY USING THE INTERNET OR TELEPHONE OR, IF YOU HAVE REQUESTED A PAPER COPY OF THE PROXY MATERIALS AND THE PROXY CARD BY MAIL, BY COMPLETING, SIGNING AND RETURNING THE PROXY CARD IN THE ENVELOPE PROVIDED WITH YOUR PROXY MATERIALS, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO DECIDE TO ATTEND THE 2015 ANNUAL MEETING MAY, IF THEY SO DESIRE, REVOKE THEIR PROXIES AND VOTE THEIR SHARES IN PERSON.

AS DESCRIBED IN THE NOTICE, COPIES OF THE PROXY STATEMENT AND OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2014 ARE AVAILABLE AT www.proxyvote.com.

HC2 Holdings, Inc.
505 Huntmar Park Drive, Suite 325
Herndon, VA 20170

Annual Meeting of Stockholders
June 11, 2015
PROXY STATEMENT

GENERAL INFORMATION ABOUT THE 2015 ANNUAL MEETING

Why Am I Receiving Proxy Materials?

The Board of Directors (the “Board”) of HC2 Holdings, Inc. (“HC2” or the “Company”) is soliciting your proxy to vote at the 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”) to be held at the offices of Jenner & Block LLP, 919 Third Avenue, 38th Floor, New York, New York 10022, on June 11, 2015, at 10:00 a.m., Eastern Daylight Saving Time, and any adjournments or postponements of the 2015 Annual Meeting. This Proxy Statement is dated April 30, 2015 and HC2 expects to mail the Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders entitled to vote at the 2015 Annual Meeting on or about May 1, 2015. The purpose of the 2015 Annual Meeting and the matters to be acted upon are set forth in this Proxy Statement, the Notice of Annual Meeting of Stockholders and the Notice.

Why Did I Receive a One-Page Notice of Internet Availability of Proxy Materials, or the Notice, this Year Instead of a Full Set of Proxy Materials?

The rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”) allow us to furnish proxy materials, including this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2014, by providing access to such documents on the Internet instead of mailing a printed copy of such proxy materials to each shareholder of record. The Notice provides instructions on how to access and review all of the proxy materials and how to submit your proxy on the Internet. As described in the Notice, any stockholder, at no cost to the stockholder, may request to receive proxy materials in printed form by mail or electronically by e-mail. If you would like to receive a printed or e-mail copy of the proxy materials, you should follow the instructions for requesting such materials in the Notice. Our Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2014 are available at www.proxyvote.com and under the “Investor Relations—Proxy Materials” section of our website at www.hc2.com.

Who Can Vote?

Stockholders who owned HC2’s common stock, Series A Convertible Participating Preferred Stock (“Series A Preferred Stock”), Series A-1 Convertible Participating Preferred Stock (“Series A-1 Preferred Stock”) and Series A-2 Convertible Participating Preferred Stock (“Series A-2 Preferred Stock” and, together with the Series A Preferred Stock and Series A-1 Preferred Stock, the “Preferred Stock”) as of the close of business on April 15, 2015 are entitled to vote at the 2015 Annual Meeting.

How Many Votes Do I Have?

Each share of common stock then outstanding on the record date entitles the holder thereof to one vote, without cumulation, on each matter to be voted upon at the meeting. Holders of Preferred Stock will vote together as a single class with holders of common stock, on an as-converted basis, with respect to all matters except the election of Mr. Tseung, or the Preferred Elected Director (as defined below under “Proposal 1—Election of Directors”). Holders of Series A Preferred Stock and Series A-1 Preferred Stock will vote together as a separate class for the election of the Preferred Elected Director, with each share of Series A Preferred Stock and Series A-1 Preferred Stock entitling the holder thereof to one vote on that matter.

As of the record date for the 2015 Annual Meeting, there were (i) 25,369,260 shares of common stock outstanding, (ii) 30,000 shares of Series A Preferred Stock outstanding, or 7,601,933 shares of common stock on an as-converted basis, (iii) 10,500 shares of Series A-1 Preferred Stock outstanding, or 2,473,059 shares of common stock on an as-converted basis, and (iv) 14,000 shares of Series A-2 Preferred Stock outstanding, or 1,696,969 shares of common stock on an as-converted basis, or a total of 37,141,221 shares of common stock (including the Preferred Stock on an as-converted basis) outstanding and entitled to vote.

How Do I Vote?

Whether or not you plan to attend the 2015 Annual Meeting, we urge you to vote by proxy. If you vote by proxy, the individuals named on the proxy card, or your “proxies,” will vote your shares in the manner you indicate. You may specify whether your shares should be voted (i) for the nominees for director or withheld from the nominees for director (or any one or more nominees), and (ii) for, against or abstain with respect to the non-binding vote to approve the compensation of our named executive officers. Unless a stockholder gives instructions to the contrary, shares of our voting stock represented by proxies will be voted in accordance with the Board’s recommendation. Voting by proxy will not affect your right to attend the 2015 Annual Meeting.

If your shares are registered directly in your name through our stock transfer agent, Broadridge Corporate Issuer Solutions, Inc., or you have stock certificates registered in your name, you may vote:

•	By Internet or by telephone. Follow the instructions included in the Notice to vote by Internet or telephone. Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Daylight Saving Time, on June 10, 2015.
•	By mail. As described in the Notice, you may request printed proxy materials, in which case you may complete, sign and return the proxy card in the postage pre-paid envelope accompanying the proxy materials so that it is received prior to the 2015 Annual Meeting.
•	In person at the 2015 Annual Meeting. If you attend the 2015 Annual Meeting, you may deliver your completed proxy card in person or you may vote your shares in person by completing a ballot, which will be available at the 2015 Annual Meeting.

If your shares are held in “street name” (meaning the shares are held in the name of a bank, broker or other nominee who is the record holder), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

•	By Internet or by telephone. Follow the instructions you receive from the bank, broker or other nominee to vote by Internet or telephone.
•	By mail. You will receive instructions from the bank, broker or other nominee explaining how to vote your shares.
•	In person at the 2015 Annual Meeting. Contact the bank, broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the 2015 Annual Meeting. You will not be able to vote in person at the 2015 Annual Meeting unless you have a proxy card from your bank, broker or other nominee.

How Does the Board Recommend that I Vote on the Proposals?

The Board recommends that you vote as follows:

•	“FOR” the election of the five (5) nominees identified in this Proxy Statement as directors (Proposal 1); and
•	“FOR” the approval, by non-binding vote, of the compensation of our named executive officers (also known as a “Say on Pay” vote) (Proposal 2).

If any other matter is presented at the 2015 Annual Meeting, including a proposal to adjourn or postpone the 2015 Annual Meeting to permit the Company to solicit additional proxies in favor of any proposal, your proxy provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her discretion. As of the time this Proxy Statement was printed, we knew of no matters that need to be acted on at the 2015 Annual Meeting, other than those described in this Proxy Statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the 2015 Annual Meeting or, if you attend the 2015 Annual Meeting in person, at the 2015 Annual Meeting.

If you hold your shares as a record holder, you may change or revoke your proxy in any one of the following ways:

•	By re-voting at a subsequent time by Internet or by telephone as instructed above;
•	By signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;
•	By delivering a signed revocation letter to Andrea L. Mancuso, the Company’s Corporate Secretary, at the Company’s address above before the 2015 Annual Meeting, which states that you have revoked your proxy; or
•	By attending the 2015 Annual Meeting and voting in person. Attending the 2015 Annual Meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the 2015 Annual Meeting that it be revoked.

Your latest dated proxy card, Internet or telephone vote is the one that is counted.

If your shares are held in the name of a bank, broker or other nominee, you may change your voting instructions by following the instructions of your bank, broker or other nominee.

What if I Receive More Than One Notice or Proxy Card?

You may receive more than one Notice or, if you have requested proxy materials, more than one proxy card, if you hold shares of our common stock or Preferred Stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote or Instruct my Nominee How to Vote?

If your shares are registered in your name, they will not be voted if you do not vote by Internet, by telephone, by completing, signing and returning your proxy card, if you have requested printed proxy materials, or in person at the 2015 Annual Meeting, as described above under “How Do I Vote?”

With respect to shares held in street name, your bank, broker or other nominee generally has the discretionary authority to vote uninstructed shares on “routine” matters, but cannot vote such uninstructed shares on “non-routine” matters. A “broker non-vote” will occur if your bank, broker or other nominee cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your bank, broker or other nominee chooses not to vote on a matter for which it does have discretionary voting authority. Proposals 1 and 2 are considered non-routine matters under applicable rules, and therefore your bank, broker or other nominee does not have discretionary authority to vote your uninstructed shares on such matters. Therefore, if you hold your shares in street name, it is critical that you instruct your bank, broker or other nominee how to vote if you want your vote to be counted.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors	a.	Mr. Tseung, or the Preferred Elected Director, must be elected by the affirmative vote of the holders of more than 75% of HC2’s outstanding Series A Preferred Stock and Series A-1 Preferred Stock, voting together as a separate class. Holders of Series A Preferred Stock and Series A-1 Preferred Stock may vote either FOR the Preferred Elected Director or WITHHOLD their vote from the Preferred Elected Director. Votes that are withheld will not be considered as affirmatively voting for the Preferred Elected Director. Broker non-votes will have the same effect as a WITHHOLD vote for the Preferred Elected Director.

	b.	Messrs. Barr, Falcone, Leffler and Pons are to be elected by a plurality of the votes received from holders of HC2’s common stock and Preferred Stock, voting as a single class and with the Preferred Stock voting on an as-converted basis. This means that the four nominees who receive the most FOR votes will be elected. Voting stockholders may vote either FOR each of these nominees or WITHHOLD their votes from each of these nominees. Votes that are withheld will not be included in the vote tally for the election of these directors. Broker non-votes will have no effect on the outcome of the election of these directors.

Proposal 2: Approval, by non-binding vote, of the compensation of our named executive officers	The favorable vote of a majority of the votes cast by stockholders will constitute the stockholders’ non-binding approval of the compensation of our named executive officers.

Abstentions and broker non-votes will have no effect on the outcome of this proposal.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by e-mail or other electronic means or by telephone. We will pay these directors and employees no additional compensation for these services. We will ask banks, brokers and other nominees to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their reasonable, out-of-pocket expenses.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the voting power of the capital stock of HC2 issued and outstanding and entitled to vote at the 2015 Annual Meeting, including its common stock and Preferred Stock, on an as-converted basis, is necessary to constitute a quorum at the 2015 Annual Meeting, except with respect to the vote to elect the Preferred Elected Director, for which a majority of the voting power of HC2’s issued and outstanding Series A Preferred Stock and Series A-1 Preferred Stock present, in person or by proxy, shall constitute a quorum entitled to take action on that matter. Votes of stockholders of record who are present at the 2015 Annual Meeting in person or by proxy and abstentions will be counted for purposes of determining whether a quorum exists, but broker non-votes will not be counted for purposes of determining a quorum. A quorum is necessary before business may be transacted at the 2015 Annual Meeting except that, even if a quorum is not present, with respect to some or all matters to be voted upon, the chairman of the 2015 Annual Meeting or the holders of shares having a majority of the voting power present, in person or by proxy, with respect to the matter or matters to be voted upon, shall have the power to adjourn the 2015 Annual Meeting from time to time until a quorum is present with respect to such matter or matters to be voted upon. As of the record date for the 2015 Annual Meeting, there were (i) 25,369,260 shares of common stock outstanding, (ii) 30,000 shares of Series A Preferred Stock outstanding, or 7,601,933 shares of common stock on an as-converted basis, (iii) 10,500 shares of Series A-1 Preferred Stock outstanding, or 2,473,059 shares of common stock on an as-converted basis, and (iv) 14,000 shares of Series A-2 Preferred Stock outstanding, or 1,696,969 shares of common stock on an as-converted basis, or a total of 37,141,221 shares of common stock (including the Preferred Stock on an as-converted basis) outstanding and entitled to vote. Thus, the holders of 18,570,611 shares of common stock or its equivalents must be present in person or represented by proxy at the meeting to have a quorum for the transaction of business, except that the holders of 20,251 shares of Series A Preferred Stock and Series A-1 Preferred Stock must be present in person or represented by proxy at the meeting to have a quorum for the vote to elect the Preferred Elected Director.

How do I Attend the 2015 Annual Meeting?

The 2015 Annual Meeting will be held on Thursday, June 11, 2015 at 10:00 a.m., Eastern Daylight Saving Time, at the offices of Jenner & Block LLP, 919 Third Avenue, 38th Floor, New York, New York 10022. You do not need to attend the 2015 Annual Meeting in order to vote. You must bring with you proof of HC2 stock ownership as of the close of business on April 15, 2015, which is the record date for the 2015 Annual Meeting, and a valid personal photo identification card, such as a driver’s license or passport, in order to be admitted to the 2015 Annual Meeting. The purpose of this requirement is to assist us in verifying that you are a stockholder of HC2. Should you require directions to the 2015 Annual Meeting, please call (703) 456-4100.

ELECTION OF DIRECTORS
(PROPOSAL 1)

The size of our Board is determined by resolution of the Board, subject to the requirements of our Second Amended and Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) and Second Amended and Restated By-laws (as amended, the “By-laws”). Our Board currently consists of the following five directors: Wayne Barr, Jr., Philip A. Falcone, Robert V. Leffler, Robert M. Pons and Daniel Tseung. The Board will continue to evaluate the size of the Board and make adjustments as needed to meet the current and future needs of the Company.

At our 2014 Annual Meeting, each of Philip A. Falcone, Wayne Barr, Jr., and Robert M. Pons was elected to serve until our 2015 Annual Meeting, as provided by our By-laws. On September 26, 2014, the Board appointed each of Robert V. Leffler and Daniel Tseung to the Board, effective September 29, 2014.

Pursuant to the terms of the Company’s Series A Preferred Stock and Series A-1 Preferred Stock, for so long as the holders of such Preferred Stock maintain a minimum ownership threshold of HC2’s voting stock, the holders of the Series A Preferred Stock and Series A-1 Preferred Stock are entitled as a class, to the exclusion of all other classes of voting stock, to elect at least one director, which number may be increased based on such holders’ ownership of HC2’s voting stock relative to their Board representation (the “Preferred Elected Director”). The holders of the Series A Preferred Stock and Series A-1 Preferred Stock have designated Mr. Tseung as the Preferred Elected Director.

At the 2015 Annual Meeting, at the recommendation of our Nominating and Governance Committee, our Board has nominated each of Messrs. Barr, Falcone, Leffler, Pons and Tseung for election as a director, to hold office until the Annual Meeting of Stockholders in 2016 and until his successor is duly elected and qualified.

The Preferred Elected Director must be elected by the affirmative vote of the holders of more than 75% of HC2’s outstanding Series A Preferred Stock and Series A-1 Preferred Stock, voting together as a separate class. Messrs. Barr, Falcone, Leffler and Pons are to be elected by a plurality of the votes received from holders of HC2’s common stock and Preferred Stock, voting as a single class and with the Preferred Stock voting on an as-converted basis.

The proxy holders intend to vote each proxy received from stockholders of record for the election of each of these nominees, unless otherwise instructed.

Each director nominee has consented to be named as a nominee in this Proxy Statement, and we expect each nominee to be able to serve if elected. If any nominee is not able to serve, proxies may be voted for a substitute nominee, or, in the discretion of the Board, the position may be left vacant.

The principal occupations and certain other information about the nominees (including the skills and qualifications that led to the conclusion that they should serve as directors) are set forth below.

The Board unanimously recommends a vote “FOR” the election of Messrs. Barr, Falcone, Leffler, Pons and Tseung as directors.

BOARD OF DIRECTORS

Information Regarding Directors

Set forth below is certain information with respect to our directors nominated for election. This information has been provided by each director at the request of the Company. None of the directors is related to any other director or to any executive officer of the Company. Each of our current directors has been nominated by our Board for election at the 2015 Annual Meeting, to hold office until the Annual Meeting of Stockholders in 2016 and until his successor is duly elected and qualified.

Directors

Name	Age	Director Since
Philip A. Falcone	52	2014
Robert M. Pons	58	2011
Wayne Barr, Jr. (1)(2)(3)	51	2014
Robert V. Leffler (1)(2)(3)	69	2014
Daniel Tseung (1)(2)(3)	43	2014

(1)	Member of the Compensation Committee. Mr. Leffler is the Chairman of this Committee.
(2)	Member of the Audit Committee. Mr. Barr is the Chairman of this Committee.
(3)	Member of the Nominating and Governance Committee. Mr. Barr is the Chairman of this Committee.

Philip A. Falcone, 52, has served as a director of HC2 since January 2014, and as Chairman, President, and Chief Executive Officer of HC2 since May 2014. Mr. Falcone served as a director, Chairman of the Board and Chief Executive Officer of HRG Group, Inc. (f/k/a Harbinger Group Inc., “HRG”) from July 2009 to November 2014. From July 2009 to July 2011, Mr. Falcone also served as the President of HRG. Mr. Falcone is also the Chief Investment Officer and Chief Executive Officer of Harbinger Capital Partners LLC (“Harbinger Capital”), and is the Chief Investment Officer of other Harbinger Capital affiliated funds. Mr. Falcone co-founded the funds affiliated with Harbinger Capital in 2001. Mr. Falcone has over two decades of experience in leveraged finance, distressed debt and special situations. Prior to joining the predecessor of Harbinger Capital, Mr. Falcone served as Head of High Yield trading for Barclays Capital. From 1998 to 2000, he managed the Barclays High Yield and Distressed trading operations. Mr. Falcone held a similar position with Gleacher Natwest, Inc., from 1997 to 1998. Mr. Falcone began his career in 1985, trading high yield and distressed securities at Kidder, Peabody & Co. Mr. Falcone currently serves on the board of directors of Novatel Wireless, Inc., a provider of intelligent wireless solutions for the worldwide mobile communications market. Mr. Falcone received an A.B. in Economics from Harvard University.

Robert M. Pons, 58, has served as a director of HC2 since September 2011, as Executive Vice President of Business Development since May 2014, as Executive Chairman from January 2014 to May 2014 and as President and Chief Executive Officer from August 2013 to January 2014. From February 2011 to April 2014 he was Chairman of Live Microsystems, formerly Livewire Mobile, Inc., a comprehensive one-stop digital content solution for mobile carriers. From January 2008 until February 2011, Mr. Pons was Senior Vice President of TMNG Global, a leading provider of professional services to the converging communications media and entertainment industries and the capital formation firms that support it. From January 2004 until April 2007, Mr. Pons served as President and Chief Executive Officer of Uphonia, Inc. (previously SmartServ Online, Inc.), a wireless applications service provider. From August 2003 until January 2004, Mr. Pons served as Interim Chief Executive Officer of SmartServ Online, Inc. on a consulting basis. From March 1999 to August 2003, he was President of FreedomPay, Inc., a wireless device payment processing company. During the period January 1994 to March 1999, Mr. Pons was President of Lifesafety Solutions, Inc., an enterprise software company. Mr. Pons has over 30 years of management experience with telecommunications companies including MCI, Inc., Sprint, Inc. and Geotek, Inc. Mr. Pons also currently serves on the board of directors and various committees of Novatel Wireless, Inc., Concurrent Computer Corporation, DragonWave and MRV Communications, where he serves as Vice Chairman. Within the past five years, he has also served on the boards of directors of Proxim Wireless Corporation, Network-1 Security Solutions, Inc. and Arbinet Corporation, from April 2009 until its acquisition by HC2 in February 2011. Mr. Pons received a B.A. degree, with honors, from Rowan University.

Wayne Barr, Jr., 51, has served as a director of HC2 since January 2014. Mr. Barr is managing director of Alliance Group of NC, LLC, a full service real estate firm providing brokerage, planning and consulting services throughout North Carolina to a wide variety of stakeholders including landowners, developers, builders and investors, a position he has held since 2013. Mr. Barr is also the principal of Oakleaf Consulting Group LLC, a management consulting firm focusing on technology and telecommunications companies, which he founded in 2001. Mr. Barr also co-founded and was president from 2003 to 2008 of Capital & Technology Advisors, a management consulting and restructuring firm. Mr. Barr has served on the boards of directors of Anacomp, Leap Wireless International, NEON Communications and Globix Corporation. He has served as a director of Evident Technologies, Inc. since 2005. Mr. Barr received his J.D. degree from Albany Law School of Union University and is admitted to practice law in New York State. He is also a licensed real estate broker in the state of North Carolina.

Robert V. Leffler, Jr., 69, has served as a director of HC2 since September 2014. He owns The Leffler Agency, Inc., a full service advertising agency founded in 1984. The firm specializes in the areas of sports/entertainment and media. Headquartered in Baltimore, the agency also has an office in Tampa and operates in 20 US markets. Leffler Agency also has a subsidiary media buying service, Media Moguls, LLC, which specializes in mass retail media buying. Mr. Leffler served as a director and Chairman of the Compensation Committee of HRG from 2008 to 2013 and a director and Chairman of the Compensation Committee of Zapata, Inc. from 1995 to 2008. Mr. Leffler holds a B.A. in social science/history from Towson University and an M.A. in Urban Studies and Popular Culture History from Morgan State University.

Daniel Tseung, 43, has served as a director of HC2 since September 2014. He is the Founder & Managing Director of LionRock Capital, a private equity fund headquartered in Hong Kong. Prior to founding LionRock Capital in 2011, Mr. Tseung served as the Managing Director of Sun Hung Kai Properties Direct Investments Limited, the private equity division of one of Asia's largest conglomerates whose business interests include real estate, financial services, telecommunications, and infrastructure. Before joining the Sun Hung Kai Properties Group in 2000, Mr. Tseung worked from 1997 to 2000 at GE Equity, the private equity arm of GE Capital, and from 1993 to 1995 at DE Shaw, a major global hedge fund. Mr. Tseung also currently serves as an independent Board Director for Gourmet Master (Taiwan Stock Exchange: 2723), a leading café & bakery in Greater China that operates under the retail brand name “85c”. In addition, Mr. Tseung is a Senior Advisor to Owens Corning (NYSE: OC), a Fortune 500 company and world leader in supplying building materials systems and composite solutions, for which Mr. Tseung served as an independent board member from 2006 until 2010. Mr. Tseung also previously served on the board of directors of RCN Corporation (NASDAQ: RCNI), a leading cable, telephone, and data services provider, and served as Chairman of the Compensation Committee. Mr. Tseung was a RCN Board Director from 2004 until the acquisition of RCN for $1.2 billion in August 2010. Mr. Tseung holds a Bachelor's degree from Princeton University and a Master's Degree from Harvard University.

In accordance with HC2’s Certificate of Incorporation, the holders of the Series A Preferred Stock and Series A-1 Preferred Stock have designated Mr. Tseung as the Preferred Elected Director, which the holders of the Series A Preferred Stock and Series A-1 Preferred Stock are entitled to elect, voting as a separate class.

Analysis of Our Directors in Light of Our Business

We are a diversified holding company with six reportable operating segments based on management’s organization of the enterprise—Manufacturing, Marine Services, Utilities, Telecommunications, Life Sciences and Other, which includes operations that do not meet the separately reportable segment thresholds. We expect to continue to focus on acquiring and investing in businesses with attractive assets that we consider to be undervalued or fairly valued and growing our acquired businesses.

Our Board has considered the experience, qualifications, attributes and skills of its members in light of our business and structure, and concluded that each of our current directors should serve on the Board. In particular, the Board considered:

•	Mr. Barr’s experience as a director in the telecommunications and technology industries and his knowledge regarding management consulting matters, which are valuable to HC2 and the Board.
•	Mr. Falcone’s success in the growth of HGI during his tenure as Chairman of the Board and Chief Executive Officer, as well as his extensive investment experience consisting of over two decades in leveraged finance, distressed debt and special situations.

•	Mr. Pons’s experience in various executive positions in the telecommunications industry and his knowledge regarding intellectual property matters, as well as his service on the board of directors of Arbinet Corporation from April 2009 until its acquisition by HC2 in February 2011, which are valuable to HC2 and the Board.
•	Mr. Leffler’s experience in the media industry, as well as his service on the board of directors of HRG from 2008 until 2013 and Zapata, Inc. from 1995 to 2008.
•	Mr. Tseung’s experience in various executive positions in the financial services industry as well as his service on the board of directors of Owens Corning from 2006 until 2010 and RCN Corporation from 2004 until August 2010.

Certain Legal Proceedings Affecting Mr. Falcone

On September 16, 2013, the United States District Court for the Southern District of New York entered a final Judgment (the “Final Judgment”) approving a settlement between the SEC and Harbinger Capital, Harbinger Capital Partners Special Situations GP, LLC, Harbinger Capital Partners Offshore Manager, L.L.C., and Philip A. Falcone (collectively, the “HCP Parties”), in connection with two civil actions previously filed against the HCP Parties by the SEC. One civil action alleged that Harbinger Capital Partners Special Situations GP, LLC, Harbinger Capital Partners Offshore Manager, L.L.C., and Mr. Falcone violated the anti-fraud provisions of the federal securities laws by engaging in market manipulation in connection with the trading of the debt securities of a particular issuer from 2006 to 2008. The other civil action alleged that Harbinger Capital and Mr. Falcone violated the anti-fraud provisions of the federal securities laws in connection with a loan made by Harbinger Capital Partners Special Situations Fund, L.P. to Mr. Falcone in October 2009 and in connection with the circumstances and disclosure regarding alleged preferential treatment of, and agreements with, certain fund investors.

The Final Judgment bars and enjoins Mr. Falcone for a period of five years (after which he may seek to have the bar and injunction lifted) from acting as or being an associated person of any “broker,” “dealer,” “investment adviser,” “municipal securities dealer,” “municipal adviser,” “transfer agent,” or “nationally recognized statistical rating organization” (as those terms are defined under the federal securities laws, collectively, the “Specified Entities”).

During the period of the bar, Mr. Falcone may remain associated with Harbinger Capital and certain other Harbinger Capital-related entities, provided that, during such time, Mr. Falcone’s association will be limited as set forth in the Final Judgment. The HCP Parties must take all actions reasonably necessary to expeditiously satisfy all redemption requests of investors in the Harbinger Capital-related funds, which may include the orderly disposition of Harbinger Capital-related fund assets. In addition, during the bar period, the HCP Parties and certain Harbinger Capital-related entities may not raise new capital or make capital calls from existing investors. The Final Judgment requires the HCP Parties to pay disgorgement, prejudgment interest, and civil penalties totaling approximately $18 million. In addition, certain of the activities of the HCP Parties at the Harbinger Capital-related funds will be subject to the oversight of an independent monitor for two years.

Additionally, on October 7, 2013, HRG, Fidelity & Guaranty Life (formerly, Harbinger F&G, LLC), a subsidiary of HRG, Fidelity & Guaranty Life Insurance Company of New York (“FGL NY Insurance”), a subsidiary of FGL, and Mr. Falcone delivered a commitment (the “NYDFS Commitment”) to the New York State Department of Financial Services (“NYDFS”) pursuant to which Mr. Falcone agreed for a period of up to seven years that he will not, directly or indirectly, individually or through any person or entity, exercise control (within the meaning of Insurance Law § 1501(a)(2)) over FGL NY Insurance or any other New York-licensed insurer. In connection with the NYDFS Commitment, neither Mr. Falcone nor any employee of Harbinger Capital, may (i) serve as a director or officer of FGL or (ii) be involved in making investment decisions for FGL’s portfolio of assets or any funds withheld account supporting credit for reinsurance for FGL. The NYDFS Commitment provides that: (i) Mr. Falcone may continue to own any direct or indirect interest in HRG and serve as an officer or director of HRG and (ii) HRG may continue to own any direct or indirect interest in FGL NY Insurance and any other New York-licensed insurer. Any other activities related solely to FGL (other than FGL NY Insurance) are not prohibited and HRG executives may continue to serve on FGL’s board of directors. In addition, in connection with its re-domestication to Iowa, on October 7, 2013, Fidelity & Guaranty Life Insurance Company (“FGL Insurance”), a subsidiary of FGL, agreed to the conditions set by the Iowa Insurance Commissioner (together with the NYDFS Commitment, the “Commitments”) that neither Mr. Falcone nor any employees of Harbinger Capital may serve as an officer or director of FGL Insurance or FGL (but FGL Insurance may request that the Iowa Insurance Division lift this restriction after five years) and neither Mr. Falcone nor Harbinger Capital will be involved in making investment decisions for FGL Insurance or any funds withheld account that supports credit for reinsurance for FGL Insurance for five years.

Director Independence

HC2’s common stock is listed on the NYSE MKT LLC (the “NYSE MKT”) under the symbol “HCHC.” Under the corporate governance listing standards of the NYSE MKT, at least a majority of the Company’s directors, and all of the members of the Company’s Audit Committee, Compensation Committee and Nominating and Governance Committee, must meet the test of “independence” as defined under the listing standards of the NYSE MKT. The NYSE MKT listing standards provide that to qualify as an “independent” director, in addition to satisfying certain bright-line criteria, the Board must affirmatively determine that a director has no material relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. We have also adopted director independence standards included in our Guidelines (as defined below under “—Corporate Governance Guidelines”), which our Board uses to determine if a particular director is independent.

In addition to the independence standards discussed above, members of the Audit Committee must satisfy enhanced independence requirements established by the SEC and the NYSE MKT for audit committee members. Specifically, members of the Audit Committee may not accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries other than their directors’ compensation and they may not be an affiliated person of Company or any of its subsidiaries.

Finally, in affirmatively determining the independence of any director who will serve on the Compensation Committee, the Board must consider all factors specifically relevant to determining whether a director has a relationship to the Company that is material to that director’s ability to be independent from management in connection with the duties of a member of the Compensation Committee, including (1) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by the Company to such director; and (2) whether the director is affiliated with the Company, its subsidiaries or its affiliates.

In March 2015, the Board undertook a review of director independence. During this review, the Board considered, among other things, relationships and transactions during the past three years between each director or any member of his or her immediate family, on the one hand, and the Company and its subsidiaries and affiliates, on the other hand. The purpose of the review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent as defined under the NYSE MKT listing standards and our Guidelines, as well as the additional independence requirements applicable to Audit Committee and Compensation Committee members. Based on the review, our Board has affirmatively determined that Messrs. Barr, Leffler and Tseung are independent directors under NYSE MKT listing standards and our Guidelines and are independent for purposes of serving on the Audit Committee, Compensation Committee and Nominating and Governance Committee.

Board Committees

The Board maintains standing Audit, Compensation, and Nominating and Governance Committees.

Audit Committee and Audit Committee Financial Expert

During the year ended December 31, 2014, the Audit Committee held four meetings. The Audit Committee consists of Wayne Barr, Jr. (Chairman), Robert V. Leffler and Daniel Tseung. Our Board has determined that Mr. Tseung qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC. The Board has considered the qualifications of the current members of the Audit Committee and has determined that they possesses the skills necessary to review and analyze the Company’s financial statements and processes and to fulfill their other duties in accordance with the terms of the Audit Committee Charter.

The Audit Committee is responsible, among its other duties, for engaging, overseeing, evaluating and replacing the Company’s independent registered public accounting firm, pre-approving all audit and non-audit services by the independent registered public accounting firm, reviewing the scope of the audit plan and the results of each audit with management and the independent registered public accounting firm, reviewing the Company’s internal audit function, reviewing the adequacy of the Company’s system of internal accounting controls and disclosure controls and procedures, reviewing the financial statements and other financial information included in the Company’s annual and quarterly reports filed with the SEC, and exercising oversight with respect to the Company’s code of conduct (the “Code of Conduct”) and other policies and procedures regarding adherence with legal requirements. The Audit Committee’s duties are set forth in the Audit Committee Charter. A copy of the Audit Committee Charter is available under the “Investor Relations—Corporate Governance” section of our website at www.hc2.com.

Compensation Committee

During the year ended December 31, 2014, the Compensation Committee held four meetings. The Compensation Committee consists of Robert V. Leffler (Chairman), Wayne Barr, Jr. and Daniel Tseung.

The Compensation Committee is primarily responsible for fixing the compensation of our Chief Executive Officer (our “CEO”), our other executive officers and our directors, deciding other compensation matters such as those relating to the operation of our 2014 Omnibus Equity Award Plan (the “Omnibus Plan”), or any other compensation plan that may be adopted from time to time, including the award of equity instruments under the Omnibus Plan or other compensation plans, and administering and approving the Company’s annual incentive plan, if any. The CEO (or other principal executive officer, as applicable) recommends to the Compensation Committee the compensation for the other executive officers. The Delaware General Corporation Law (the “DGCL”) generally permits the Compensation Committee to delegate its authority and responsibilities to subcommittees consisting of one or more members of such committee. A copy of the Compensation Committee Charter is available under the “Investor Relations—Corporate Governance” section of our website at www.hc2.com.

Nominating and Governance Committee

During the year ended December 31, 2014, the Nominating and Governance Committee held one meeting. The Nominating and Governance Committee consists of Wayne Barr, Jr. (Chairman), Robert V. Leffler and Daniel Tseung.

The Nominating and Governance Committee is responsible for (i) identifying, reviewing and evaluating candidates to serve as directors of the Company, (ii) serving as a focal point for communication between such candidates, non-committee directors and the Company’s senior management, (iii) recommending such candidates to the Board, and (iv) making such other recommendations to the Board regarding the governance affairs relating to the directors of the Company (excluding director compensation, which is the responsibility of the Compensation Committee) and advising the Board with respect to Board composition, procedures and committees. The Nominating and Governance Committee’s duties are set forth in the Nominating and Governance Committee Charter. A copy of the Nominating and Governance Committee Charter is available under the “Investor Relations—Corporate Governance” section of our website at www.hc2.com.

Corporate Governance Guidelines

The Board has approved, following recommendation by the Nominating and Governance Committee, Corporate Governance Guidelines (the “Guidelines”), which address director qualifications and independence standards, responsibilities of the Board, access to management and independent advisors, certain Board compensation matters, procedures for review of related party transactions, Board orientation and continuing education, Board committees, succession planning, communications with stockholders and the media, and certain matters with respect to our Code of Conduct. A copy of the Guidelines is available under the “Investor Relations—Corporate Governance” section of our website at www.hc2.com.

Director Nomination Process

The Nominating and Governance Committee has the primary responsibility for identifying, evaluating, reviewing and recommending qualified candidates to serve on the Board. The Nominating and Governance Committee considers the following factors set forth in the Nominating and Governance Committee Charter in selecting candidates for Board service: experience, skills, expertise, diversity (“Diversity Considerations”), personal and professional integrity, character, business judgment, sufficient time to devote to Board matters, conflicts of interest and other relevant factors deemed appropriate in the context of the needs of the Board. In evaluating Diversity Considerations, the Nominating and Governance Committee utilizes an expansive definition of diversity that includes differences of experience, education and talents, among other things. While the Nominating and Governance Committee does not have a formal diversity policy, it seeks to achieve a range of talents, skills and expertise on the Board and evaluates each nominee with regard to the extent to which he or she contributes to this overall mix.

The Nominating and Governance Committee may use multiple sources for identifying director candidates, including its own contacts and referrals from other directors, members of management, the Company’s advisors, and executive search firms. The Nominating and Governance Committee will consider director candidates recommended by stockholders, in accordance with the procedures described below under the heading “Other Matters—Stockholder Proposals,” and will evaluate such director candidates in the same manner that it evaluates candidates recommended by other sources. For those potential new director candidates who appear upon first consideration to meet the Board’s selection criteria, the Nominating and Governance Committee will conduct appropriate inquiries into their background and qualifications and, depending on the result of such inquiries, arrange for in-person meetings with the potential candidates. Directors are obligated to complete orientation training concerning the Company and to comply with limitations on outside activities that directors may engage in without Board approval.

If a stockholder wishes to nominate a candidate to be considered for election as a director at the 2016 Annual Meeting, such stockholder must follow the procedures described below under the heading “Other Matters—Stockholder Proposals.”

The Nominating and Governance Committee is responsible for reviewing and making a recommendation to the Board regarding the continued service of the Company’s directors, (i) based upon service to the Company during a director’s term, attendance, participation, quality of performance and actual or potential conflicts of interest, and (ii) in the event an employee director’s employment with the Company is terminated for any reason or a non-employee director changes his/her primary job responsibility since the time such director was most recently elected to the Board. The Guidelines provide that members of the Company’s management serving on the Board who cease to serve as a member of the Company’s management shall offer his or her resignation from the Board effective on the last date of employment; while the Board need not accept such offer of resignation, in general a member of the Company’s management shall not continue to serve as a member of the Board following such cessation of employment. The Guidelines also provide that members of the Board will offer to resign from the Board upon the occurrence of certain specified sanctions, charges or admissions of fault or liability, subject to the Board’s refusal to accept such resignations in certain circumstances.

The Nominating and Governance Committee Charter and the Guidelines are intended to provide a flexible set of criteria for the effective functioning of the Company’s director nomination process. The Nominating and Governance Committee intends to review its Charter and the Guidelines at least annually and anticipates that modifications may be necessary from time to time as the Company’s needs and circumstances evolve, and as applicable legal or listing standards change. The Nominating and Governance Committee may recommend to the Board for approval amendments to the Nominating and Governance Committee Charter and Guidelines at any time.

Pursuant to the terms of the Company’s Series A Preferred Stock and Series A-1 Preferred Stock, which are set forth in the Certificate of Incorporation, for so long as the holders of such Preferred Stock maintain a minimum ownership threshold of HC2’s voting stock, the holders of the Series A Preferred Stock and Series A-1 Preferred Stock are entitled as a class, to the exclusion of all other classes of voting stock, to elect the Preferred Elected Director. Subject to the Preferred Elected Director meeting applicable independence standards, the Preferred Elected Director is also entitled to be a member of each of the Board’s committees, including our Audit Committee, Compensation Committee and Nominating and Governance Committee.

The holders of the Series A Preferred Stock and Series A-1 Preferred Stock have designated Mr. Tseung as the Preferred Elected Director, which the holders of the Series A Preferred Stock and Series A-1 Preferred Stock are entitled to elect. At the recommendation of our Nominating and Governance Committee, our Board has nominated the Preferred Elected Director for election as a director at the 2015 Annual Meeting.

Stockholder and Other Interested Party Communications with the Board and/or non-Employee Directors

The Board welcomes communications from the Company’s stockholders and other interested parties and has adopted a procedure for receiving and addressing those communications. Stockholders and other interested parties may send written communications to the Board or the non-employee directors by writing to the Board or the non-employee directors at the following applicable address: Board / Non-Employee Directors, HC2 Holdings, Inc., 505 Huntmar Park Drive, Suite 325, Herndon, Virginia 20170, Attention: Corporate Secretary. Communications by e-mail should be addressed to corpsec@hc2.com and marked “Attention: Corporate Secretary” in the “Subject” field. The Corporate Secretary will review and forward all communications from stockholders or other interested parties to the intended recipient, except for those communications from stockholders or other interested parties that are outside the scope of Board matters or duplicative of other communications by the applicable stockholder or interested party and previously forwarded to the intended recipient.

Annual Meeting Attendance

During the year ended December 31, 2014, our Board held seven meetings. During 2014, each of our incumbent directors attended more than 75% of the aggregate number of meetings of our Board held during the period in which he was a director and the committees on which he served during the periods that he served. Directors are expected, absent schedule conflicts, to attend our Annual Meeting of Stockholders each year. All our then-serving directors attended the 2014 Annual Meeting of Stockholders.

Code of Conduct

We have adopted a Code of Conduct applicable to all directors, officers and employees, including the CEO, senior financial officers and other persons performing similar functions. The Code of Conduct is a statement of business practices and principles of behavior that support our commitment to conducting business in accordance with the highest standards of business conduct and ethics. Our Code of Conduct covers, among other things, compliance resources, conflicts of interest, compliance with laws, rules and regulations, internal reporting of violations and accountability for adherence to the Code of Conduct. A copy of the Code of Conduct is available under the “Investor Relations—Corporate Governance” section of our website at www.hc2.com. Any amendment of the Code of Conduct or any waiver of its provisions for a director or executive officer must be approved by the Board or a duly authorized committee thereof and will be publicly disclosed as may be required by applicable SEC or NYSE MKT rules and regulations.

Board Leadership Structure

From January 1, 2014 to January 15, 2014, the role of Chairman and principal executive officer was split. From January 1, 2014, until January 14, 2014, Mark Holliday was the Chairman of the Board until his resignation, effective January 15, 2014. During the same period, Robert M. Pons was the Company’s President and Chief Executive Officer. During this period, the Board believed that the separation of the roles of Chairman and CEO allowed our CEO to focus his attention on managing the daily operations of the Company, while our Chairman could provide leadership to the Board and focus on his duties as such. After reevaluating the separation of Chairman and the principal executive officer, the Board determined to return to a leadership structure consisting of a combined Chairman and principal executive officer, and a Lead Independent Director. As such, from January 15, 2014 through May 20, 2014, Mr. Pons was the Executive Chairman. The Board continued the structure of a combined Chairman and principal executive officer, together with a Lead Independent Director, upon the appointment of Mr. Falcone as Chairman, President and Chief Executive Officer of the Company on May 21, 2014. The Board believes that this joint position provides it with the ability to perform its oversight role over management with the benefit of a management perspective as to the Company’s business strategy and all other aspects of the business. Mr. Barr currently serves as HC2’s Lead Independent Director.

The Chairman of the Board’s duties include:

•	presiding over all meetings and strategy sessions of the Board;
•	preparing the agenda for Board meetings with the Corporate Secretary and in consultation with the other members of the Board;

•	ensuring information flows openly between senior management and the Board; and
•	presiding over all meetings of stockholders.

The Lead Independent Director’s duties include:

•	convening executive sessions of the independent directors;
•	setting the agenda of and leading meetings of the independent directors;
•	briefing the Chairman and principal executive officer regarding issues arising during executive sessions, as necessary;
•	collaborating with the Chairman and principal executive officer to determine the Board agenda and Board information following consultations with the independent directors and the committee chairpersons; and
•	facilitating Board communication among the independent directors outside of Board meetings.

The Board has the discretion to elect a Chairman from time to time. The Chairman may be removed as Chairman at any time by a majority of the members of the Board. The Guidelines provide that in the event the Chairman is not an “independent” director, the Board shall select another director to serve as “Lead Independent Director” from among the members of the Board that are determined at that time by the Board to be “independent.”

Board Role in Risk Oversight

The Board supervises and has control over the Company’s governance and compliance processes and procedures. As part of this role, the Board has overall responsibility for risk supervision, with a focus on material risks facing the Company. The Board primarily discharges its risk supervision responsibilities through its Audit Committee and Compensation Committee functions, each of which reports its activities to the Board. The risk supervision responsibilities of the Board’s committees include the following:

•	Audit Committee. The Audit Committee is responsible for the supervision of risk policies and processes relating to the Company’s financial statements and financial reporting processes. This Committee reviews the Company’s risk management procedures and policies and discusses with management the Company’s material operating and financial risk exposures and the manner in which such exposures are managed. The Audit Committee also discusses these potential risks with the Company’s outside independent registered public accounting firm responsible for auditing the Company’s books, records and financial statements.
•	Compensation Committee. The Compensation Committee is responsible for evaluating potential compensation-related risks and supervising management’s assessment of risks related to employee compensation policies and programs, as discussed further below under “—Risk Considerations in Our Compensation Program.”

HC2’s CEO and other members of the Company’s senior management team primarily design, implement, execute and monitor HC2’s risk management policies and procedures. The Audit Committee meets with our senior management team periodically to review HC2’s risk management practices.

Risk Considerations in Our Compensation Program

Our Compensation Committee, on an ongoing basis, reviews, assesses and discusses with management (i) whether the compensation of the Company’s employees (including named executive officers) encourages employees to engage in excessive risk, (ii) the relationship between risk and management policies, practices and compensation, and (iii) compensation policies and practices that could mitigate any such risk. Our Compensation Committee has concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company, particularly in light of the following factors:

•	Our use of a variety of elements in our compensation program, such as base salary, annual performance-based incentive compensation and equity awards, which provide a balance of long- and short-term incentives;

•	Our use of a variety of financial and strategic performance objectives within our compensation elements, which helps ensure that the Company’s overall business strategy is appropriately promoted; and
•	Our internal controls and procedures, which help us to monitor excessive or inappropriate risktaking.

Compensation of Directors

Annual Cash Compensation. From January 1, 2014 through September 30, 2014, the Company paid non-employee directors the following fees on a quarterly basis in arrears: (i) $40,000 annual fee for each non-employee director; (ii) $20,000 annual retainer for the Lead Independent Director; (iii) $15,000 annual retainer for the Chair of the Audit Committee; (iv) $10,000 annual retainer for the Chair of the Compensation Committee; (v) $7,500 annual retainer for the Chair of the Nominating and Governance Committee; and (vi) $5,000 annual retainer for each non-Chair committee membership. Effective October 1, 2014, the Company adopted a director compensation policy pursuant to which it will pay non-employee directors the following fees on a quarterly basis in arrears: (i) $45,000 annual fee for each non-employee director; (ii) $15,000 annual retainer for the Chair of the Audit Committee; (iii) $10,000 annual retainer for the Chair of the Compensation Committee; (iv) $7,500 annual retainer for the Chair of the Nominating and Governance Committee; (v) $10,000 annual retainer for each member of the Audit Committee; (vi) $8,000 annual retainer for each member of the Compensation Committee; and (vii) $6,000 annual retainer for each member of the Nominating and Governance Committee. Such amounts are prorated for non-employee directors who are elected or appointed during the year.

The Company also reimburses non-employee directors for their out-of-pocket expenses incurred in connection with their service on the Board. Employees of the Company who also serve as directors do not receive separate compensation for their service on the Board. Mr. Falcone served as a non-employee director of HC2 from January 16, 2014 until May 21, 2014, upon his appointment as HC2’s Chairman, President and Chief Executive Officer, for which he received compensation as a non-employee director. In addition, Mr. Pons continued to receive compensation as a non-employee director despite his appointment as President and Chief Executive Officer in August 2013 and, in January 2014, as Executive Chairman, until May 21, 2014, upon his appointment as HC2’s Executive Vice President of Business Development. Because Messrs. Falcone and Pons are named executive officers due to their positions with the Company, their compensation is reflected in the Summary Compensation Table below in the “Compensation Tables” section, rather than in the Non-Employee Director Compensation Table below in this “—Compensation of Directors” section.

Stock-Based Compensation. On April 11, 2014, the Board adopted the HC2 Holdings, Inc. 2014 Omnibus Equity Award Plan (the “Omnibus Plan”), which was approved by our stockholders at the annual meeting of stockholders held on June 12, 2014 (the “2014 Annual Meeting”). The Omnibus Plan provides that no further awards will be granted pursuant to the Company’s Management Compensation Plan, as amended (the “Management Compensation Plan”). However, awards that had been previously granted pursuant to the Management Compensation Plan will continue to be subject to and governed by the terms of the Management Compensation Plan.

Commencing with the 2014 Annual Meeting, unless otherwise provided by the Compensation Committee, following each annual meeting of stockholders during the term of the Omnibus Plan and for so long as equity is available to issue under such plan, each non-employee director will be granted an award of restricted stock (“RSAs”) with a fair market value of $60,000 on the date of grant. Each RSA award so granted will vest in three equal installments on the grant date and each of the first and second anniversaries of the grant date (subject to continued service with the Company through each applicable vesting date). All other terms and conditions of the grants will be established by the Compensation Committee and set forth in the non-employee director’s award agreement. Prior to the adoption of the Omnibus Plan and the stock-based director compensation policy outlined above, non-employee directors were each granted an award of 5,000 restricted stock units (“RSUs”) and stock options to purchase 10,000 shares of HC2’s common stock following each annual meeting of stockholders, which awards were made under the Management Compensation Plan. Each RSU award so granted will vest in two equal installments on the first and second anniversary of the grant date (subject to continued service with the Company through each applicable vesting date). Each stock option so granted will vest and become exercisable ratably in three installments commencing on the date of grant and each of the first two anniversaries thereafter (subject to continued service with the Company through each applicable vesting date).

If a non-employee director is first appointed by the Board, and not at an annual meeting of stockholders, the Compensation Committee shall grant the newly appointed director, as of the date of appointment, a pro rata annual director award for the estimated service period until the next annual meeting of stockholders, under the stock-based director compensation policy then in place. In accordance with this policy, upon the appointment of Messrs. Leffler and Tseung to the Board in September 2014, the Compensation Committee awarded each of Messrs. Leffler and Tseung 9,184 RSAs. Also in accordance with this policy, upon (i) Mr. Barr’s appointment to the Board in January 2014, the Compensation Committee awarded Mr. Barr 2,233 RSUs and stock options to purchase 4,466 shares of the Company’s common stock, and (ii) Mr. Falcone’s appointment to the Board in January 2014, the Compensation Committee awarded Mr. Falcone 2,028 RSUs stock options to purchase 4,055 shares of the Company’s common stock.

In connection with resignations of Messrs. Holliday and Scheiwe effective January 15, 2014, the Compensation Committee accelerated the vesting of (i) 35,931 options and 7,500 RSUs held by Mr. Holliday and a payment of $73,750 for dividend equivalents accrued with respect to such unvested RSUs, and (ii) 35,931 options and 7,500 RSUs held by Mr. Scheiwe and a payment of $73,750 for dividend equivalents accrued with respect to such unvested RSUs.

Non-Employee Director Compensation Table

The following table provides compensation information for the year ended December 31, 2014 for each non-employee director:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
Wayne Barr, Jr. (3)	92,000	67,429	6,550	—	165,979

Robert V. Leffler, Jr. (4)	18,144	41,787	—	—	59,931

Daniel Tseung (5)	17,633	41,787	—	—	59,420

Steven D. Scheiwe (6)	2,188	26,850	48,628	73,750	151,416

Mark E. Holliday (7)	2,708	26,850	48,628	73,750	151,936

(1)	These amounts represent the aggregate grant date fair value of RSAs and RSUs granted in 2014 computed in accordance with FASB ASC Topic 718, formerly SFAS No. 123(R) (“ASC 718”). A discussion of the assumptions used in determining grant date fair value may be found in Note 13 to our Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2014.
(2)	These amounts represent the aggregate grant date fair value of stock option awards granted in 2014 computed in accordance with ASC 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 13 to our Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2014.
(3)	As of December 31, 2014, Mr. Barr had (i) 8,695 RSAs outstanding, (ii) 2,233 RSUs outstanding and (iii) 4,466 stock options outstanding, of which 1,489 options were vested and 2,977 were unvested. Mr. Barr received grants of 2,233 RSUs and 4,466 stock options on January 8, 2014. These RSUs and stock options had an aggregate grant date fair value of $14,633 based on the closing price of HC2 common stock on January 8, 2014 of $3.62. Mr. Barr received a grant of 13,043 RSAs on October 1, 2014. These RSAs had an aggregate grant date fair value of $59,346 based on the closing price of HC2 common stock on October 1, 2014 of $4.55.
(4)	As of December 31, 2014, Mr. Leffler had 6,123 RSAs outstanding. Mr. Leffler received a grant of 9,184 RSAs on October 1, 2014. These RSAs had an aggregate grant date fair value of $41,787 based on the closing price of HC2 common stock on October 1, 2014 of $4.55.
(5)	As of December 31, 2014, Mr. Tseung had 6,123 RSAs outstanding. Mr. Tseung received a grant of 9,184 RSAs on October 1, 2014. These RSAs had an aggregate grant date fair value of $41,787 based on the closing price of HC2 common stock on October 1, 2014 of $4.55.
(6)	On January 15, 2014, in conjunction with his departure from the Board, the Compensation Committee accelerated the vesting of (i) 35,931 options and 7,500 RSUs held by Mr. Scheiwe and a payment of $73,750 for dividend equivalents accrued with respect to such unvested RSUs. The RSUs had a fair market value of $26,850 as of January 15, 2014. The incremental fair value of the accelerated options was $48,628. This represented the fair value of the modified award at the date of modification minus the fair value of the original award at the date of modification. The fair value of the original award at the date of modification was zero as the option would have been forfeited if not for the modification of its terms.
(7)	On January 15, 2014, in conjunction with his departure from the Board, the Compensation Committee accelerated the vesting of (i) 35,931 options and 7,500 RSUs held by Mr. Holliday and a payment of $73,750 for dividend equivalents accrued with respect to such unvested RSUs. The RSUs had a fair market value of $26,850 as of January 15, 2014. The incremental fair value of the accelerated options was $48,628. This represented the fair value of the modified award at the date of modification minus the fair value of the original award at the date of modification. The fair value of the original award at the date of modification was zero as the option would have been forfeited if not for the modification of its terms.

Stock Ownership Guidelines

Our Board believes that directors more effectively represent the best interests of the Company if they are stockholders themselves. To ensure that linkage to stockholders occurs among the fiduciaries of the Company, the Guidelines provide that members of the Board are strongly encouraged to have equity ownership in the Company. In general, it is expected that on December 31st of the third year after initial election or appointment to the Board, and on December 31st of each following year, each member of the Board should own a minimum of $100,000 in common stock of the Company (with such value to be determined as the higher of (i) the market value on December 31st of such year or (ii) the cost of the common stock at the time of purchase or vesting). As of December 31, 2014, Mr. Pons was the only director who has served on the Board for three (3) years. He met these stock ownership guidelines as of such date.

EXECUTIVE OFFICERS

Executive Officers

Executive officers are elected by and serve at the discretion of the Board. Set forth below is information regarding our executive officers as of April 15, 2015.

Name	Age	Position
Philip A. Falcone	52	Chairman, President and Chief Executive Officer
Keith M. Hladek	39	Chief Operating Officer
Mesfin D. Demise	43	Chief Financial Officer, Chief Compliance Officer, Corporate Controller and Treasurer
Paul K. Voigt	55	Senior Managing Director of Investments
Robert M. Pons	58	Executive Vice President of Business Development
Ian W. Estus	40	Managing Director of Investments
Andrea L. Mancuso	44	General Counsel and Corporate Secretary

Philip A. Falcone. Mr. Falcone’s biography can be found under “Board of Directors—Information Regarding Directors.”

Keith Hladek, 39, has been the Chief Operating Officer of HC2 since May 2014. Mr. Hladek is also the Chief Financial Officer and Chief Operating Officer of Harbinger Capital. Prior to joining Harbinger Capital in 2009, Mr. Hladek was the Controller at Silver Point Capital, L.P Prior to joining Silver Point Capital, L.P. Mr. Hladek was the Assistant Controller at GoldenTree Asset Management and a fund accountant at Oak Hill Capital Management. Mr. Hladek also previously served as a director of Zap.Com, a subsidiary of HRG. Mr. Hladek started his career in public accounting and received his Bachelor of Science in Accounting from Binghamton University. Mr. Hladek is a Certified Public Accountant in New York.

Mesfin D. Demise, 43, has been the Chief Financial Officer, Corporate Controller and Treasurer of HC2 since December 2013 and the Chief Compliance Officer of HC2 since March 2014. Prior to his appointment as the Company’s Chief Financial Officer, Chief Compliance Officer, Corporate Controller and Treasurer, Mr. Demise was a Senior Accountant from 2000 to 2001, Manager of Cost of Sales from 2001 to 2004, Manager of Internal Audit and Sarbanes-Oxley Compliance Officer from 2004 to 2007, Controller for USA division from 2007 to 2011 reporting to the CEO/CFO, and Senior Director of Finance for ICS division from 2011 to 2013. Prior to joining the Company, from August 1999 to 2000, Mr. Demise was Senior Accountant for Red, Hot and Blue, Inc. Mr. Demise is a certified public accountant and holds a Bachelor of Arts in Accounting and MIS from George Mason University.

Paul K. Voigt, 55, has been the Senior Managing Director of Investments of HC2 since October 2014. Mr. Voigt is involved with sourcing deals and capital raising. Previously, Mr. Voigt served as Executive Vice President on the sales and trading desk at Jefferies and Company from 1996 to 2013. Prior to joining Jefferies, Mr. Voigt was Managing Director on the high yield sales desk at Prudential Securities from 1988 to 1996. Prior to 1988, Mr. Voigt played professional baseball. Mr. Voigt attended the University of Virginia from 1976 to 1980 where he received a B.S. in electrical engineering, and the University of Southern California where he received an MBA in 1988.

Robert M. Pons. Mr. Pons’s biography can be found under “Board of Directors—Information Regarding Directors.”

Ian W. Estus, 40, has been the Managing Director of Investments of HC2 since May 2014. Prior to joining the Company, Mr. Estus was a Senior Vice President at Five Island Asset Management, a subsidiary of HRG. Prior to joining Five Island, Mr. Estus spent eleven years at Harbinger Capital where he served in various capacities as a trader and assisting in management of the portfolio. Prior to joining Harbinger Capital in 2002, Mr. Estus was a Trading Assistant in the Smith Barney Asset Management High Yield Investments Group. Prior to that role, Mr. Estus served as a Fund Accountant in the Mutual Fund Accounting Group of Smith Barney Asset Management. Mr. Estus received a B.S. in Business Administration with a Concentration in Accounting from the State University of New York at Buffalo.

Andrea L. Mancuso, 44, has been General Counsel and Corporate Secretary of HC2 since March 2015. Ms. Mancuso served as Acting General Counsel and Corporate Secretary from September 2013 to March 2015 and as Associate General Counsel from November 2011 to September 2013. Prior to joining the Company, from August 2010 to September 2011, Ms. Mancuso was Senior Counsel and Assistant Corporate Secretary of SRA International, Inc. (“SRA”) and provided leadership and expertise to expedite the sale of SRA to a private equity firm. From March 2002 to September 2009, Ms. Mancuso was a Corporate & Securities Associate at Arnold & Porter LLP advising clients on securities law matters and corporate transactions. Ms. Mancuso is a certified public accountant and, prior to becoming an attorney, held various accounting positions. Ms. Mancuso holds a Juris Doctor from Georgetown Law Center and a Bachelor of Science from Lehigh University.

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Discussion and Analysis in this section provides information regarding the fiscal 2014 compensation program for the principal executive and principal financial officers of the Company and for up to three of the Company’s other most highly compensated individuals who served as executive officers as of the last day of the year ending December 31, 2014. We refer to these officers as our “named executive officers” in this proxy statement.

Executive Summary

Fiscal 2014 was a year of significant achievement for us. Our management team, including our named executive officers, oversaw the following significant developments of the Company:

•	Our consolidated cash as of December 31, 2014 was $108.0 million;
•	We listed the Company’s common stock on the NYSE MKT national securities exchange;
•	We completed the acquisition of an approximate 91% interest in Schuff, a leading structural steel fabricator in the United States, which comprises our Manufacturing segment;
•	We completed the acquisition of Bridgehouse Marine Limited, the parent holding company of Global Marine Systems Limited, a leading global offshore engineering company focused on subsea cable installation and maintenance, which comprises our Marine Services segment;
•	We completed the acquisition of an approximate 51% interest in American Natural Gas, a premier distributor of natural gas motor fuel that designs, builds, owns, acquires, operates and maintains compressed natural gas fueling stations for transportation, which comprises our Utilities segment;
•	We completed investments in NerVve Technologies, Inc., GemDerm Aesthetics, Inc., BeneVir Biopharm, Inc. and DMi, Inc.; and
•	We conducted an ongoing evaluation of several strategic and business alternatives, which may include the following: acquiring assets or businesses unrelated to our current or historical operations, operating, growing or acquiring additional assets or businesses related to our current or historical operations, including the evaluation of strategic alternatives for our International Carrier Services business.

During 2014, our Board also oversaw several important transitions of the senior executive leadership of the Company. From January 1, 2014 until January 14, 2014, Robert M. Pons served as the Company’s President and Chief Executive Officer. After reevaluating the separation of Chairman and the principal executive officer, the Board determined to return to a leadership structure consisting of a combined Chairman of the Board and principal executive officer, and a Lead Independent Director (see “Board Leadership Structure”). Effective January 16, 2014, Mr. Pons became the Executive Chairman of the Company. On May 21, 2014, the Company entered into an employment agreement with Philip A. Falcone and appointed him as Chairman, President and Chief Executive Officer of the Company. In connection with Mr. Falcone’s appointment, the Company entered into an employment agreement with Mr. Pons, pursuant to which Mr. Pons became Executive Vice President of Business Development of the Company. The Board also appointed (i) Keith Hladek as the Company’s Chief Operating Officer in May 2014, (ii) Paul K. Voigt as the Company’s Senior Managing Director of Investments in October 2014 and (iii) Ian W. Estus as the Company’s Managing Director of Investments in May 2014.

Employees of the Company, such as our named executive officers, who also serve as directors do not receive separate compensation for service on the Board.

We believe that a skilled and motivated team of senior executives is essential to achieving positive results and implementing our business objectives. We have structured our compensation program to provide our named executive officers and other senior executives with levels of compensation that we believe are necessary to retain their services and with incentives to achieve positive results and successfully implement our business objectives, in both the short and long term.

Compensation Program Overview, Philosophy and Objectives

Overview

The Compensation Committee of our Board administers our compensation program. The Compensation Committee consists of Robert V. Leffler (Chairman), Wayne Barr, Jr. and Daniel Tseung. Each of such members serving on the Compensation Committee is an “independent director” under NYSE MKT listing standards and HC2’s Guidelines, a “Non-Employee Director” within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and an “outside director” within the meaning of Section 162(m) of the Code. The Compensation Committee is responsible for reviewing and approving base salaries, annual incentive bonuses, equity incentive awards and other elements of compensation for all named executive officers.

The Compensation Committee’s Annual Compensation Decision-Making Process

Following the end of each fiscal year, the Compensation Committee reviews the Company’s performance and the performance of each named executive officer for such fiscal year. Based on such review, the Compensation Committee generally discusses and approves any potential base salary increases related to the current fiscal year, awards annual incentive bonuses with respect to the prior fiscal year, and authorizes equity award grants.

Typically, our CEO makes compensation recommendations to the Compensation Committee with respect to named executive officers other than himself. With respect to our CEO, the Compensation Committee makes its decisions absent the CEO. Our compensation program recognizes the importance of ensuring that discretion is provided to the Compensation Committee and CEO in determining all compensation levels and awards.

The Compensation Committee has the authority to retain any compensation consultants or other advisors to assist in its evaluation of the appropriate compensation program for our named executive officers. In accordance with this authority, in 2014, the Compensation Committee engaged the services of Exequity LLP (“Exequity”) as its independent outside compensation consultant.

All executive compensation services provided by Exequity were conducted under the direction or authority of the Compensation Committee, and all work performed by Exequity was pre-approved by the Compensation Committee. Neither Exequity nor any of its affiliates maintains any other direct or indirect business relationships with us or any of our subsidiaries. The Compensation Committee evaluated whether any work provided by Exequity raised any conflict of interest for services performed during 2014 and determined that it did not.

As requested by the Compensation Committee, in 2014, Exequity’s services to the Compensation Committee included, among other things, providing perspective on current trends and developments in executive and director compensation as well as analysis of benchmarking data and confirmation of our peer group composition. Specifically, the peer group analyzed by Exequity and the Compensation Committee included the following companies, which we believe have business models that are generally similar to that of the Company:

Affiliated Managers Group, Inc.	Apollo Global Management, LLC
Calamos Asset Management Inc.	The Carlyle Group LP
CIFC Corp.	Cohen & Steers, Inc.
Cowen Group, Inc.	Eaton Vance Corp.
Federated Investors, Inc.	Financial Engines, Inc.
Fortress Investment Group LLC	Gamco Investors, Inc.
Greenhill & Co., Inc.	Janus Capital Group, Inc.
Lazard Ltd	Legg Mason, Inc.
Manning & Napier, Inc.	MSCI Inc.

The analysis indicated that the total compensation was at the appropriate level with respect to the executive positions analyzed. While the Compensation Committee took into account the results of the compensation analysis in structuring our compensation program, other factors such as our general business and industry developments and individual performance influenced the Compensation Committee’s decision as to the appropriate compensation levels and structure for our named executive officers.

Advisory Vote on Executive Compensation

Our Compensation Committee and our Board considered the results of our stockholder vote regarding the non-binding resolution on executive compensation presented at the 2014 Annual Meeting, where 84.79% of votes cast approved the compensation program described in the Company’s proxy statement for the 2014 Annual Meeting. In view of the Company’s new strategy and business initiatives in 2014, our Compensation Committee substantially revised various aspects of our compensation program. These changes were tied to the Company’s 2014 initiatives and were not made in response to the say-on-pay vote at the 2014 Annual Meeting.

Philosophy and Objectives

Our compensation program is designed to recognize the level of responsibility of a named executive officer within the Company, taking into account the named executive officer’s role and expected leadership within the Company, as well as to encourage decisions and actions that have a positive impact on our overall performance.

Our compensation philosophy is based upon the following objectives:

•	to reinforce the achievement of key business strategies and objectives, through the grant of “at-risk” compensation based upon the level of established performance targets for our Company results;
•	to reward our executives for their outstanding performance and business results, based upon achievement of individual goals and objectives agreed upon by the CEO and his executive officers or, in the case of the CEO, agreed upon by the CEO and the Compensation Committee;
•	to value each executive’s unique skills and competencies;
•	to attract and retain qualified executives;
•	to provide a competitive compensation structure; and
•	to emphasize the enhancement of stockholder value and align our executives’ interests with those of our stockholders.

Elements of Compensation

For 2014, executive compensation consisted of primarily: (i) a base annual salary; and (ii) an annual bonus based on the achievement of Company performance measures and each executive’s individual contributions to such achievement, payable in a mix of cash and equity. This total mix of payments has allowed us to provide compensation that directly addresses our compensation goals of retention, alignment of executive and stockholder interests and linking pay with performance. We also provide our executive officers with other benefits, including limited perquisites, and a 401(k) plan. The Compensation Committee also from time to time may grant special cash bonuses, sign-on bonuses, cash retention bonuses or incentive equity awards to certain executive officers to recognize particularly strong achievement or for specific inducement or retention purposes. Information on the total compensation of each named executive officer during fiscal year 2014 is set forth under “Compensation Tables—Summary Compensation Table” below.

Base Annual Salary

The base annual salaries we provide to our named executive officers are intended as compensation for each named executive officer’s ongoing contributions to the performance of the operational areas for which he is responsible. The respective employment arrangements we have maintained with our named executive officers provide for minimum annual base salaries, which may be increased or, in certain circumstances, decreased from time to time at the discretion of the Compensation Committee. Individual performance is reviewed on an annual basis during our annual evaluation process, which is designed to ensure consistent global Company results, hold our named executive officers accountable for results (i.e., financial, leadership and individual goals) and set the tone for future results (i.e., actual results against budgeted goals). The goals and objectives considered during the annual evaluation process are prepared and reviewed on an annual basis.

The base annual salary levels of each of our named executive officers are established and may be adjusted from time to time based on market conditions and comparative salary information or to recognize individual performance, promotions, retention requirements, internal pay equity and other qualitative factors. The base salaries for our named executive officers (other than our CEO) also reflect input from our CEO regarding individual performance, Company strategy and retention factors.

Our named executive officers, pursuant to their respective employment agreements, are entitled to base salaries ranging from $165,000 to $300,000, except that Mr. Falcone is not entitled to a base salary, having received options to purchase common stock in lieu of any base salary. Pursuant to Mr. Demise’s employment letter agreement effective September 11, 2014, his annual salary increased to $165,000 from $150,000 to reflect increased responsibilities. For more detail for each named executive officer’s base salary please see “Compensation Tables—Summary Compensation table” and “Employment Arrangements and Potential Payments Upon Termination or Change of Control.”

Annual Bonus Plan

Establishment of Bonus Pool

Messrs. Falcone, Pons, Demise, Voigt, Hladek and Estus participated in the 2014 Executive Bonus Plan (the “2014 Bonus Plan”), which was adopted by the Compensation Committee in June 2014 under the Company’s Omnibus Plan, along with other key employees of the Company. The 2014 Bonus Plan is designed to (i) offer variable compensation that provides competitive levels of total pay to executives if the Company achieves target results and (ii) reward and encourage value creation by executives. Pursuant to the 2014 Bonus Plan, a bonus pool is funded with an amount based on corporate performance measured in terms of the change in the Company’s “Net Asset Value” (as defined below) from the beginning of the Company’s fiscal year to the end of the Company’s fiscal year end (“NAV Return”), in excess of a threshold NAV Return, which for 2014 was set at zero (the “Fiscal 2014 Threshold NAV Return”). Please see the discussion below for additional details for the calculation of the NAV Return. Each named executive officer may be granted an individual bonus (the “Individual Bonus”), based on achievement of individual goals and objectives set by the Company’s CEO, and a corporate bonus (the “Corporate Bonus”), based on the achievement of goals and objectives set by the Company’s CEO tied directly to the financial and strategic goals of the Company, as well as an assessment of how well the named executive officer was able to adapt to changes and obtain overall financial results in the Company’s businesses and industries and contribute to the NAV Return.

NAV Return is believed to be a good proxy for creation of value for the Company and its stockholders because it is designed to encourage, among other things, the generation of cash flow by the Company’s subsidiaries and transactions resulting in appreciation of the assets of the Company and its subsidiaries. Performance-based bonuses are awarded annually with a portion immediately vested and a portion subject to vesting in future years. Our Compensation Committee believes that paying a bonus consistently based on NAV Return, partially subject to vesting over a number of years, encourages a long-term focus on value creation for the benefit of our stockholders.

For fiscal 2014, NAV Return was based on the amount calculated as the product of (i) the percentage increase in the Net Asset Value per share of the Company from the beginning of fiscal 2014 to the end of fiscal 2014 multiplied by (ii) the Net Asset Value at the beginning of 2014. The 2014 Bonus Plan provides that 12% of the excess, if any, of the NAV Return for 2014 over zero is to be allocated to fund the bonus pool for Individual Bonuses and Corporate Bonuses awarded to our named executive officers and other key employees. Pursuant to the 2014 Bonus Plan, this amount may be reduced by the Compensation Committee pursuant to its exercise of its negative discretion.

For the purpose of the foregoing calculation, the Company’s “Net Asset Value” is generally calculated by (i) starting with the value of the Company’s “Net Asset Value,” as such term is defined in the certificates of designation governing our Preferred Stock (the “Preferred Stock Certificates”), (ii) then subtracting from such amount the Company’s deferred tax liabilities, (iii) then adding to such amount the Company’s capital contributions to fund start-up businesses, which is subject to a $10 million cap, (iv) then adding to such amount the Company’s deferred financing costs, (v) then adding to such amount the value of the Company’s assets that have not been appraised, which is subject to a $20 million cap, (vi) then eliminating the effect of any settling of legacy liabilities associated with our predecessor businesses, which is subject to a $5 million cap, (vii) then adding to such amount expenses incurred in connection with completing any acquisitions by the Company within the past twelve months, and (viii) excluding any accretion on preferred stock (calculated in the manner contained in the Preferred Stock Certificates). The Company then makes adjustments to eliminate the effects of any conversion of Preferred Stock into common stock.

The Company achieved a NAV Return of $135,581,435 during the fiscal year ended December 31, 2014. Accordingly, pursuant to the 2014 Bonus Plan, 12% of such NAV Return, or $16,269,772, was allocated to fund the bonus pool for Individual Bonuses and Corporate Bonuses awarded to our named executive officers and other key employees participating in the 2014 Bonus Plan. The Compensation Committee did not exercise its negative discretion to reduce such bonus pool.

Individual Performance-Based Awards

Our CEO evaluated the achievement by Messrs. Pons, Demise, Hladek and Estus of individual goals and objectives set by the Company’s CEO. Based on such evaluation, our CEO recommended to the Compensation Committee, and the Compensation Committee accepted, that Messrs. Pons, Demise, Hladek and Estus should be awarded Individual Bonuses in the following amounts:

Named Executive Officer	2014 Individual Bonus Amount
Robert M. Pons	$100,000
Mesfin Demise	$55,813
Keith Hladek	$100,000
Ian Estus	$100,000

All Individual Bonuses were paid in cash, with the exception of Mr. Demise’s Individual Bonus, which was paid out in a mix of cash and equity. The Individual Bonus amount payable in cash was paid to each named executive officer on March 12, 2015. The Individual Bonus amount payable in equity to Mr. Demise was paid in the form of RSAs in the amount of $5,813, which will vest ratably on the grant date and the first anniversary of the grant date. Mr. Demise’s equity awards were granted under the Omnibus Plan on March 12, 2015, based on the thirty (30) day volume-weighted average price of HC2’s common stock on the grant date of $7.7415 per share.

Corporate Performance-Based Awards

Each named executive officer’s performance (other than that of our CEO) was also subjectively evaluated by our CEO based on the achievement of goals and objectives set by the Company’s CEO tied directly to the financial and strategic goals of the Company, as well as an assessment of how well the named executive officer was able to adapt to changes and obtain overall financial results in the Company’s businesses and industries and contribute to the NAV Return. Based on such evaluation, our CEO recommended to the Compensation Committee the percentage of the overall bonus pool (after taking into account the Individual Bonuses awarded) that should be allocated to each of our named executive officers, which recommendations the Compensation Committee accepted. With respect to our CEO, the Compensation Committee determined the percentage of the overall bonus pool that should be allocated to our CEO in his absence. The chart below shows the percentage of the 2014 bonus pool allocated to each such named executive officer and the resulting Corporate Bonus amount for 2014 for each such named executive officer:

Named Executive Officer	2014 Bonus Pool Remainder Allocation Percentage		2014 Corporate Bonus Amount
Philip A. Falcone	58.6%	=	$9,612,000
Mesfin Demise	0.5%	=	$87,500
Robert M. Pons	6.6%	=	$1,077,492
Paul Voigt	20.2%	=	$3,312,610
Ian Estus	3.9%	=	$643,051
Keith Hladek	10.2%	=	$1,674,847

Pursuant to the 2014 Bonus Plan, Corporate Bonus awards were paid out in a mix of cash (40%) and equity (60%), except as set forth below. The Corporate Bonus award amount payable in cash was paid to each named executive officer on March 12, 2015. The Corporate Bonus award amount payable in equity was divided, with respect to our named executive officers receiving 60% of their Corporate Bonus in equity, as follows: (i) 25.5% was payable in the form of RSAs vesting immediately as of the grant date, (ii) 25.5% was payable in the form of RSAs that will vest on the first anniversary of the grant date, subject to the named executive officer’s continued employment with the Company on such vesting date, and (iii) 9% was payable in the form of options, half of which vested on the grant date and the other half of which will vest on the first anniversary of the grant date, subject to the named executive officer’s continued employment with the Company on such vesting date.

As determined by the Compensation Committee, to reduce the overall cash outlay, certain named executive officers received a lesser percentage of their 2014 Corporate Bonus in the form of cash and a greater percentage in equity, as follows:

Named Executive Officer	2014 Corporate Bonus Percentage Paid in Cash	2014 Corporate Bonus Percentage Paid in Equity	Percentage of Award Paid in RSAs that Will Vest on the Grant Date	Percentage of Award Paid in RSAs that Will Vest on the 1st Anniversary of the Grant Date	Percentage of Award Paid in Options
Philip A. Falcone	20%	80%	45.5%	25.5%	9%
Robert M. Pons	30%	70%	35.5%	25.5%	9%
Paul Voigt	30%	70%	35.5%	25.5%	9%
Keith Hladek	30%	70%	35.5%	25.5%	9%

In each case, the equity awards were granted under the Omnibus Plan on March 12, 2015, based on the thirty (30) day volume-weighted average price of HC2’s common stock on the grant date of $7.7415 per share. The Omnibus Plan establishes certain limits on individual award amounts, whether cash- or equity-based, for any single performance period, none of which were met or exceeded for 2014. See “Compensation Tables—Summary Compensation Table” for more detail concerning the actual cash and equity grants awarded pursuant to the 2014 Bonus Plan.

Initial Long-Term Equity Grants

Our practice is to grant service-based equity to named executive officers when our Compensation Committee or Board determines that it would be to the advantage and in the best interests of the Company and its stockholders to grant such equity as an inducement to enter into or remain in the employ of the Company and as an incentive for increased efforts during such employment.

Option Agreements with Philip A. Falcone

Contemporaneously with the execution of the Falcone Employment Agreement (as defined and discussed below under “Employment Arrangements and Potential Payments Upon Termination or Change of Control”), the Company issued Mr. Falcone an option (the “Initial Option”) to purchase 1,568,864 shares of the Company’s common stock at an exercise price of $4.56 per share. The terms and amount of the Initial Option were the product of negotiations between the Company and Mr. Falcone. The Initial Option is designed to attract and retain Mr. Falcone as an executive officer, and to align his interests with those of our shareholders. The Initial Option vests in three equal installments on the date of issuance and on each of the first and second anniversaries of the date of issuance, subject to Mr. Falcone’s continued employment with the Company on each vesting date, and will become immediately exercisable in the event of a Fundamental Corporate Transaction (as defined in the Initial Option). The number of shares for which the Initial Option is exercisable and the exercise price of the Initial Option are subject to adjustment for certain events, with the effect that at all times the Initial Option as so adjusted will enable Mr. Falcone to purchase the same percentage ownership interest in the Company that the Initial Option represented on its grant date. The Initial Option contemplated that the anti-dilution adjustments would be in the form of additional options to be granted as of the date of the event requiring adjustment.

On October 26, 2014, the Company and Mr. Falcone reformed and clarified the Initial Option (the “Option Clarification” and, together with the Initial Option and any options to purchase common stock issued thereunder, the “Option”) to clarify the operation of the anti-dilution provisions of the Initial Option upon the issuance of rights, warrants, options, exchangeable securities or convertible securities entitling the holder thereof to subscribe for, purchase or otherwise acquire shares of the Company’s capital stock (each referred to as “Rights”) in light of the Company’s issuances of common stock and its Series A Preferred Stock and Series A-1 Preferred Stock during 2014. Specifically, pursuant to the terms of the Option Clarification, additional options granted to Mr. Falcone pursuant to the anti-dilution provisions upon the issuance of Rights (i) would have an exercise price equal to the greater of the fair market value of the common stock on the trading day immediately preceding the date of grant of the option or the price payable or deemed payable in respect of the applicable common stock upon the exercise or conversion of the Rights and (ii) would be exercisable as and to the extent the Rights are exercised or converted. On October 28, 2014, anti-dilution adjustment options (the “October Anti-Dilution Options”) exercisable for an aggregate of 1,782,082 shares of the Company’s common stock were issued to

Mr. Falcone promptly following the execution of the Option Clarification, in respect of (i) the Company’s issuance of (x) 1,500,000 shares of common stock in connection with the May 29, 2014 issuance of Series A Preferred Stock and (y) additional shares of common stock at various times upon the exercise of Company warrants prior to their expiration on July 1, 2014, (ii) the Company’s issuance of Series A Preferred Stock on May 29, 2014, as well as the pay-in-kind (“PIK”) dividends with respect thereto on June 30, 2014 and September 30, 2014 and (iii) the Company’s issuance of Series A-1 Preferred Stock on September 22, 2014, as well as the PIK dividends with respect thereto on September 30, 2014. The October Anti-Dilution Options vest in three equal installments, on the date of issuance and on each of the first and second anniversaries of the date of issuance, subject to Mr. Falcone’s continued employment with the Company on each vesting date, and will become immediately exercisable in the event of a Fundamental Corporate Transaction. The October Anti-Dilution Options have grant dates corresponding to the underlying events triggering the anti-dilution provisions in the Option. See “Compensation Tables—2014 Grants of Plan-Based Awards.”

The Company’s issuance of the Series A-2 Preferred Stock required the issuance of additional options pursuant to the anti-dilution provisions of the Option. On January 7, 2015, the Company issued anti-dilution adjustment options (the “January Anti-Dilution Options”) to purchase 169,697 shares of common stock. The January Anti-Dilution Options vest in three equal installments on the date of issuance and on each of the first and second anniversaries of the date of issuance, subject to Mr. Falcone’s continued employment with the Company on each vesting date, and will become immediately exercisable in the event of a Fundamental Corporate Transaction.

Other Initial Long-Term Equity Grants

Messrs. Pons, Demise, Voigt, Hladek and Estus, pursuant to their respective employment agreements entered into in 2014, were granted initial long-term equity grants of RSAs and options to purchase common stock in the following amounts:

Named Executive Officer	Initial RSA Grant (# of shares)	Initial Option Grant (# of shares)(1)
Robert M. Pons	62,500	12,500
Mesfin Demise	15,000	3,000
Paul Voigt	125,000	25,000
Keith Hladek	125,000	25,000
Ian Estus	62,500	12,500

(1)	All options were granted with an exercise price equal to the closing price of HC2’s common stock on the grant date. The options of Messrs. Pons, Demise, Hladek and Estus were granted on September 16, 2014 with an exercise price of $4.06. The options of Mr. Voigt were granted on October 1, 2014 with an exercise price of $4.55.

The terms and amounts of such initial equity grants were the product of negotiations between the Company and each such named executive officer. The initial equity grants are designed to attract and retain each such named executive officer as an executive officer, and to align his interests with those of our stockholders. Such RSAs and options were granted under the Omnibus Plan and vest in three equal installments on the date of issuance and on each of the first and second anniversaries of the date of issuance, subject to the named executive officer’s continued employment with the Company on each vesting date. For more detail concerning such named executive officers’ initial long-term equity grants please see “Employment Arrangements and Potential Payments Upon Termination or Change of Control.”

Sign-On and Special Cash Bonuses

Messrs. Pons and Voigt, pursuant to their respective employment agreements entered into in 2014 and for inducement purposes, and Mr. Demise, in recognition of additional responsibilities assumed during the year, received cash bonuses in 2014 as follows:

Named Executive Officer	Cash Bonus Amount ($)
Robert M. Pons	100,000
Mesfin Demise	30,551
Paul Voigt	100,000

Other Benefits

The Company’s named executive officers receive limited benefits that would be considered executive benefits. Most benefits are consistent with those offered generally to employees, which consist of life insurance, travel accident insurance, health insurance, dental insurance, short-term and long-term disability and opportunities to participate in the Company’s 401(k) plan. The Company matches 50% of the employee’s 401(k) plan contributions, up to the first 6% of such employee’s salary, with a maximum of $6,000 annually.

Potential Payments to Named Executive Officers Upon Termination or Change of Control

Our employment arrangements and severance guidelines (the “Severance Guidelines”) provide for certain payments to be made to our named executive officers in the event that their employment with the Company is terminated. Severance benefits are an important tool in attracting and retaining key employees and provide a degree of financial security to such employees.

With respect to RSAs and stock options granted to our named executive officers pursuant to the Omnibus Plan, (i) the agreements governing such awards generally provide that, upon termination of the grantee’s service with the Company, any unvested RSUs or stock options are forfeited, and (ii) the Omnibus Plan grants the Board discretion to accelerate outstanding equity awards upon a Change in Control (as defined in the Omnibus Plan), such that award recipients have the ability to participate in the Change in Control with respect to the common stock subject to such awards. Pursuant to the terms of Mr. Falcone’s Options, any unvested portions of the Options are accelerated upon the occurrence of a Fundamental Change Transaction (as defined in the Options to include, among other transactions, any sale or other disposition of all or substantially all of the Company’s assets or the acquisition of a majority of the voting power of its capital stock by certain third parties). The Management Compensation Plan and the agreements governing our awards of RSUs and stock options thereunder, some of which remain outstanding following the adoption of our Omnibus Plan, generally provide that, upon termination of the grantee’s service with the Company without Cause, or for Good Reason within two years of a Change of Control (as such terms are defined in the Management Compensation Plan), any unvested RSUs or stock options immediately vest (so-called “double trigger” accelerated vesting).

We believe that the discretion afforded to the Board to accelerate vesting of equity-based RSAs and stock option awards for our named executive officers under the Omnibus Plan in the event of a Change in Control ensures that the executives, when evaluating strategic actions in the best interest of our stockholders, are not at the same time concerned with a potential loss of their incentive compensation as a result thereof.

For further information regarding the potential severance and change of control benefits provided to our named executive officers pursuant to our employment and equity award arrangements with such named executive officers, as well as our Severance Guidelines, see “Employment Arrangements and Potential Payments Upon Termination or Change of Control.”

Tax Considerations

If a named executive officer is entitled to nonqualified deferred compensation benefits that are subject to Section 409A of the Code, and such benefits do not comply with Section 409A, the executive would be subject to adverse tax treatment, including accelerated income recognition (in the first year that benefits are no longer subject to a substantial risk of forfeiture) and an additional income tax of 20% of the amount so recognized. The employment arrangements of our named executive officers described herein and the Management Compensation Plan and the Omnibus Plan, as applicable, generally contain provisions intended to limit or eliminate adverse tax consequences through timing of payments.

Section 162(m) of the Code generally denies a deduction to any publicly held corporation for compensation paid to its named executive officers to the extent that any such individual’s compensation exceeds $1 million, subject to certain exceptions, including one for “performance-based compensation.” Generally, the Compensation Committee seeks to maximize executive compensation deductions for federal income tax purposes.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of the Company, composed entirely of independent directors in accordance with applicable laws, regulations, NYSE MKT listing requirements and our Guidelines, sets and administers policies that govern the Company’s executive compensation programs and various incentive and stock programs. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with the management of the Company. Based on this review and discussion, the Compensation Committee recommended to the full Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the Compensation Committee,

Robert V. Leffler (Chairman)
Wayne Barr, Jr.
Daniel Tseung

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

From January 1, 2014 until January 14, 2014, the Compensation Committee consisted of Mark E. Holiday (Chairman), Wayne Barr, Jr. and Steven D. Scheiwe. On January 15, 2014, Messrs. Holliday and Scheiwe resigned as members of the Board and as members of all Board committees, including the Compensation Committee. From January 15, 2014 until September 28, 2014, the Compensation Committee consisted of Wayne Barr, Jr. On September 26, 2014, the Board appointed Messrs. Leffler and Tseung to the Compensation Committee, effective September 29, 2014. Currently, the Compensation Committee consists of Robert V. Leffler (Chairman), Wayne Barr, Jr. and Daniel Tseung. None of the members of the Company’s Compensation Committee during 2014: (i) served as an officer or employee of the Company during 2014, (ii) was formerly an officer of the Company or (iii) has had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K.

During 2014: (A) none of our executive officers served as a member of a compensation committee (or other body performing a similar role) of another entity, any of whose executive officers served on our Compensation Committee; (B) none of our executive officers served as a director of another entity, any of whose executive officers served on our Compensation Committee and (C) none of our executive officers served as a member of the compensation committee (or other body performing a similar role) of another entity, any of whose executive officers served as one of our directors.

COMPENSATION TABLES

Summary Compensation Table

The following table sets forth, for the fiscal years ended December 31, 2014, 2013 and 2012, the total compensation paid or accrued to our named executive officers.

Name and Principal Position (1)	Year	Salary ($)	Bonus ($)(2)	Stock Awards ($)(3)		Option Awards ($)(4)		Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)(6)	Total ($)
Falcone, Philip A.	2014	—	—	7,941,210	(7)	5,874,803	(8)	1,922,400	13,938	15,752,351
Chairman, President and Chief Executive Officer
Pons, Robert M.	2014	184,231	100,000	946,957	(9)	119,968	(10)	393,247	24,157	1,768,560
Former Executive Chairman; Former President and Chief Executive Officer; Executive Vice President of Business Development (Current)	2013	—	—	59,450	(11)	42,296	(12)	—	193,645	295,391
Demise, Mesfin	2014	154,548	30,551	78,576	(13)	6,853	(14)	58,000	5,553	334,081
Chief Financial Officer, Chief Compliance Officer, Corporate Controller and Treasurer	2013	136,029	—	—		—		—	4,276	140,305
Voigt, Paul	2014	75,000	100,000	2,917,939	(15)	381,274	(16)	993,783	—	4,467,996
Senior Managing Director, Investments
Hladek, Keith	2014	184,231	—	1,624,319	(17)	201,076	(18)	572,454	—	2,582,080
Chief Operating Officer
Estus, Ian	2014	184,231	—	575,734	(19)	75,554	(20)	317,220	—	1,152,739
Managing Director, Investments

(1)	Information is not presented for years in which the applicable executive officer was not yet a named executive officer.
(2)	The amounts in this column represent cash bonuses granted to our named executive officers as sign-on bonuses or bonuses in recognition of additional responsibilities.
(3)	These amounts represent the aggregate grant date fair value of RSAs and/or RSUs granted in 2015, 2014 and 2013, as applicable, computed in accordance with ASC 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 13 to our Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2014. See “Compensation Discussion and Analysis—Elements of Compensation—Annual Bonus Plan” above for a description of HC2’s 2014 Bonus Plan, which provides for the payment of amounts earned with respect to the 2014 performance period in a mix of cash and equity.
(4)	The amounts in this column represent the aggregate grant date fair value of stock option awards granted in 2015, 2014 and 2013, as applicable, computed in accordance with ASC 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 13 to our Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2014. See “Compensation Discussion and Analysis—Elements of Compensation—Annual Bonus Plan” above for a description of HC2’s 2014 Bonus Plan, which provides for the payment of amounts earned with respect to the 2014 performance period in a mix of cash and equity.
(5)	The amounts in this column represent annual cash incentive payments under our then-current compensation program. Amounts reported for each year are based on performance in such year, even if paid subsequent to year end. See “Compensation Discussion and Analysis—Elements of Compensation—Annual Bonus Plan” above for a description of HC2’s 2014 Bonus Plan, which provides for the payment of amounts earned with respect to the 2014 performance period in a mix of cash and equity.
(6)	The amounts in this column represent matching contributions made by the Company to the Company’s 401(k) plan on behalf of each of the named executive officers. As it pertains to Mr. Falcone and Mr. Pons, included are cash payments which they received as directors of the Company. Mr. Falcone served as a non-employee director of HC2 from January 16, 2014 until May 21, 2014, upon his appointment as HC2’s Chairman, President and Chief Executive Officer, for which he received compensation as a non-employee director. In addition, Mr. Pons continued to receive compensation as a non-employee director despite his appointment as President and Chief Executive Officer in August 2013 and, in January 2014, as Executive Chairman, until May 21, 2014, upon his appointment as HC2’s Executive Vice President of Business Development. Mr. Falcone and Mr. Pons received $13,938 and $23,407, respectively, in 2014, and Mr. Pons received $110,421 in 2013, in each case as director cash compensation. The amounts in this column also include dividend equivalent payments made or accrued in fiscal 2013 in connection with our 2013 special cash dividend. A discussion of the

2013 special cash dividend may be found in Note 14 to our Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2014. With respect to RSUs that were unvested as of the 2013 special cash dividend record date, the dividend equivalent payment was or will be made when the RSU vests and the shares are issued. All dividend equivalents, regardless of when they will be paid, are shown in the table below, along with other amounts included in this column.

Named Executive Officer	Year	Board of Director Fees ($)	Dividend Equivalents ($)	401(k) Match ($)	Total ($)
Falcone, Philip A.	2014	13,938	—	—	13,938
Pons, Robert M.	2014	23,407	—	750	24,157
	2013	110,421	83,224	—	193,645
Demise, Mesfin	2014	—	—	5,553	5,553
	2013	—	—	4,276	4,276
Voigt, Paul	2014	—	—	—	—
Hladek, Keith	2014	—	—	—	—
Estus, Ian	2014	—	—	—	—
(7)	Mr. Falcone was granted 2,028 RSUs on January 15, 2014 as part of his compensation as a non-employee director during 2014. One-half of these RSUs vested on January 15, 2015 and the second half will vest on January 15, 2016. The aggregate grant date fair value of these RSUs was $7,260.

Mr. Falcone was granted 881,550 RSAs on March 12, 2015 as payment of a portion of his incentive bonus earned with respect to the 2014 performance period under the 2014 Bonus Plan. Of these RSAs, 564,937 shares vested immediately and 316,613 will vest on March 12, 2016. The aggregate grant date fair value of these RSAs was $7,933,950.

(8)	Mr. Falcone was granted 4,055 stock options on January 15, 2014 as part of his compensation as a non-employee director during 2014. One-third of these stock options vested immediately and the other two-thirds will vest on January 15, 2015 and 2016, respectively. The aggregate grant date fair value of these stock options was $5,849.

Mr. Falcone was granted 1,568,864 stock options on May 21, 2014 pursuant to the Initial Option. One-third of these stock options vested immediately and the other two-thirds will vest on May 21, 2015 and 2016, respectively. The aggregate grant date fair value of these stock options was $2,184,343. Mr. Falcone was also issued 1,782,082 stock options on October 28, 2014 as the October Anti-Dilution Options. One-third of the October Anti-Dilution Options vested immediately and the other two-thirds will vest on October 28, 2015 and 2016, respectively. A portion of the October Anti-Dilution Options are only exercisable if and when the Series A Preferred Stock (760,194 stock options) and Series A-1 Preferred Stock (259,083 stock options) is converted into common stock. The October Anti-Dilution Options have grant dates corresponding to the underlying events triggering the anti-dilution provisions in the Option. The aggregate grant date fair value of these stock options was $2,701,927. See “Compensation Discussion and Analysis—Elements of Compensation—Initial Long-Term Equity Grants—Option Agreements with Philip A. Falcone” above for a description of the Options granted to Mr. Falcone in 2014.

Mr. Falcone was granted 309,620 stock options on March 12, 2015 as payment of a portion of his incentive bonus earned with respect to the 2014 performance period under the 2014 Bonus Plan. One-half of these stock options vested immediately and the second half will vest on March 12, 2016. The aggregate grant date fair value of these stock options was $982,684.

(9)	Mr. Pons was granted 62,500 RSAs on September 16, 2014 pursuant to his employment agreement entered into in 2014. One-third of these RSAs vested immediately and the other two-thirds will vest ratably on May 21, 2015 and 2016, respectively. The aggregate grant date fair value of these RSAs was $253,750.

Mr. Pons was granted 77,023 RSAs on March 12, 2015 as payment of a portion of his incentive bonus earned with respect to the 2014 performance period under the 2014 Bonus Plan. Of these RSAs, 44,825 vested immediately and 32,198 will vest on March 12, 2016. The aggregate grant date fair value of these RSAs was $693,207.

(10)	Mr. Pons was granted 12,500 stock options on September 16, 2014 pursuant to his employment agreement entered into in 2014. One-third of these stock options vested immediately and the other two-thirds will vest ratably on May 21, 2015 and 2016, respectively. The aggregate grant date fair value of these stock options was $20,037.

Mr. Pons was also granted 31,486 stock options on March 12, 2015 as payment of a portion of his incentive bonus earned with respect to the 2014 performance period under the 2014 Bonus Plan. One-half of these stock options vested immediately and the second half will vest on March 12, 2016. The aggregate grant date fair value of these stock options was $99,931.

(11)	Mr. Pons was granted 5,000 RSUs on June 12, 2013 as part of his compensation as a non-employee director during 2013. One-half of these RSUs vested on June 12, 2014 and the second half will vest on June 12, 2015. The aggregate grant date fair value of these RSUs was $59,450.
(12)	Mr. Pons was granted 10,000 stock options on June 12, 2013 as part of his compensation as a non-employee director during 2013. One-third of these stock options vested immediately, one-third vested on June 12, 2014 and the last third will vest on June 12, 2015. The aggregate grant date fair value of these stock options was $42,296.
(13)	Mr. Demise was granted 15,000 RSAs on September 16, 2014 pursuant to his employment agreement entered into in 2014. One-third of these RSAs vested immediately and the other two-thirds will vest on September 11, 2015 and 2016, respectively. The aggregate grant date fair value of these RSAs was $60,900.

Mr. Demise was granted 1,964 RSAs on March 12, 2015 as payment of a portion of his incentive bonus earned with respect to the 2014 performance period under the 2014 Bonus Plan. Of these RSAs, one-half vested immediately and the second half will vest on March 12, 2016. The aggregate grant date fair value of these RSAs was $17,676.

(14)	Mr. Demise was granted 3,000 stock options on September 16, 2014 pursuant to his employment agreement entered into in 2014. One-third of these stock options vested immediately and the other two-thirds will vest ratably on September 11, 2015 and 2016, respectively. The aggregate grant date fair value of these stock options was $4,809.

Mr. Demise was granted 644 stock options on March 12, 2015 as payment of a portion of his incentive bonus earned with respect to the 2014 performance period under the 2014 Bonus Plan. One-half of these stock options vested immediately and the second half will vest on March 12, 2016. The aggregate grant date fair value of these stock options was $2,044.

(15)	Mr. Voigt was granted 125,000 RSAs on October 1, 2014 pursuant to his employment agreement entered into in 2014. One-third of these RSAs vested immediately and the other two-thirds will vest ratably on October 1, 2015 and 2016, respectively. The aggregate grant date fair value of these RSAs was $568,750.

Mr. Voigt was granted 261,021 RSAs on March 12, 2015 as payment of a portion of his incentive bonus earned with respect to the 2014 performance period under the 2014 Bonus Plan. Of these RSAs, 151,906 vested immediately and 109,115 will vest on March 12, 2016. The aggregate grant date fair value of these RSAs was $2,349,189.

(16)	Mr. Voigt was granted 25,000 stock options on October 1, 2014 pursuant to his employment agreement entered into in 2014. One-third of these stock options vested immediately and the other two-thirds will vest ratably on October 1, 2015 and 2016, respectively. The aggregate grant date fair value of these stock options was $42,607.

Mr. Voigt was granted 106,706 stock options on March 12, 2015 as payment of a portion of his incentive bonus earned with respect to the 2014 performance period under the 2014 Bonus Plan. One-half of these stock options vested immediately and the second half will vest on March 12, 2016. The aggregate grant date fair value of these stock options was $338,667.

(17)	Mr. Hladek was granted 125,000 RSAs on September 16, 2014 pursuant to his employment agreement entered into in 2014. One-third of these RSAs vested immediately and the other two-thirds will vest ratably on May 21, 2015 and 2016, respectively. The aggregate grant date fair value of these RSAs was $507,500.

Mr. Hladek was granted 124,091 RSAs on March 12, 2015 as payment of a portion of his incentive bonus earned with respect to the 2014 performance period under the 2014 Bonus Plan. Of these RSAs, 72,217 vested immediately and 51,874 will vest on March 12, 2016. The aggregate grant date fair value of these RSAs was $1,116,819.

(18)	Mr. Hladek was granted 25,000 stock options on September 16, 2014 pursuant to his employment agreement entered into in 2014. One-third of these stock options vested immediately and the other two-thirds will vest ratably on May 21, 2015 and 2016, respectively. The aggregate grant date fair value of these stock options was $40,074.

Mr. Hladek was granted 50,728 stock options on March 12, 2015 as payment of a portion of his incentive bonus earned with respect to the 2014 performance period under the 2014 Bonus Plan. One-half of these stock options vested immediately and the second half will vest on March 12, 2016. The aggregate grant date fair value of these stock options was $161,002.

(19)	Mr. Estus was granted 62,500 RSAs on September 16, 2014 pursuant to his employment agreement entered into in 2014. One-third of these RSAs vested immediately and the other two-thirds will vest ratably on May 21, 2015 and 2016, respectively. The aggregate grant date fair value of these RSAs was $253,750.

Mr. Estus was granted 35,776 RSAs on March 12, 2015 as payment of a portion of his incentive bonus earned with respect to the 2014 performance period under the 2014 Bonus Plan. Of these RSAs, one-half vested immediately and the second half will vest on March 12, 2016. The aggregate grant date fair value of these RSAs was $321,984.

(20)	Mr. Estus was granted 12,500 stock options on September 16, 2014 pursuant to his employment agreement entered into in 2014. One-third of these stock options vested immediately and the other two-thirds will vest ratably on May 21, 2015 and 2016, respectively. The aggregate grant date fair value of these stock options was $20,037.

Mr. Estus was granted 17,492 stock options on March 12, 2015 as payment of a portion of his incentive bonus earned with respect to the 2014 performance period under the 2014 Bonus Plan. One-half of these stock options vested immediately and the second half will vest on March 12, 2016. The aggregate grant date fair value of these stock options was $55,517.

2014 Grants of Plan-Based Awards

The following table sets forth, for each named executive officer, estimated payouts under all equity plan awards and all non-equity incentive plan awards granted in 2014.

			Estimated Future Payouts under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts under Equity Incentive Plan Awards(1)
Name	Grant Date	Compensation Committee Action Date	Threshold ($)	Target ($)	Max ($)	Threshold ($)	Target ($)	Max ($)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(1)
Falcone, Philip A.	January 15, 2014(2)	—	—	—	—	—	—	—	2,028	—	—	7,260
	January 15, 2014(2)	—	—	—	—	—	—	—	—	4,055	3.58	5,849
	—	—	—	—	—	—	—	—	—	—	—	—
	May 13, 2014(3)	October 28, 2014(3)	—	—	—	—	—	—	—	53,963	3.77	75,792
	May 20, 2014(3)	October 28, 2014(3)	—	—	—	—	—	—	—	1,754	3.98	2,589
	May 21, 2014(3)	October 28, 2014(3)	—	—	—	—	—	—	—	1,568,864	4.56	2,184,343
	May 23, 2014(3)	October 28, 2014(3)	—	—	—	—	—	—	—	2,394	4.00	3,555
	May 29, 2014(3)	October 28, 2014(3)	—	—	—	—	—	—	—	150,000	4.05	225,042
	May 29, 2014(3)	October 28, 2014(3)	—	—	—	—	—	—	—	750,000	4.05	1,125,209
	May 29, 2014(3)	October 28, 2014(3)	—	—	—	—	—	—	—	14,389	4.05	21,587
	May 31, 2014(3)	October 28, 2014(3)	—	—	—	—	—	—	—	199	4.05	299
	June 2, 2014(3)	October 28, 2014(3)	—	—	—	—	—	—	—	28,170	4.05	42,438
	June 6, 2014(3)	October 28, 2014(3)	—	—	—	—	—	—	—	4,826	4.04	7,275
	June 11, 2014(3)	October 28, 2014(3)	—	—	—	—	—	—	—	13,817	4.05	20,923
	June 12, 2014(3)	October 28, 2014(3)	—	—	—	—	—	—	—	28,452	4.02	42,678
	June 13, 2014(3)	October 28, 2014(3)	—	—	—	—	—	—	—	18,164	4.05	27,506
	June 17, 2014(3)	October 28, 2014(3)	—	—	—	—	—	—	—	28,298	4.04	42,878
	June 18, 2014(3)	October 28, 2014(3)	—	—	—	—	—	—	—	9,869	4.05	14,952
	June 19, 2014(3)	October 28, 2014(3)	—	—	—	—	—	—	—	11,246	4.03	16,954
	June 20, 2014(3)	October 28, 2014(3)	—	—	—	—	—	—	—	21,795	4.02	32,776
	June 23, 2014(3)	October 28, 2014(3)	—	—	—	—	—	—	—	41,239	4.03	62,203
	June 24, 2014(3)	October 28, 2014(3)	—	—	—	—	—	—	—	4,386	3.98	6,524
	June 25, 2014(3)	October 28, 2014(3)	—	—	—	—	—	—	—	49,372	3.85	70,962
	June 30, 2014(3)	October 28, 2014(3)	—	—	—	—	—	—	—	2,667	4.00	3,972
	July 1, 2014(3)	October 28, 2014(3)	—	—	—	—	—	—	—	280,472	3.99	417,564
	September 22, 2014(3)	October 28, 2014(3)	—	—	—	—	—	—	—	258,824	4.36	425,184
	September 30, 2014(3)	October 28, 2014(3)	—	—	—	—	—	—	—	259	4.46	435
	September 30, 2014(3)	October 28, 2014(3)	—	—	—	—	—	—	—	7,527	4.46	12,630

			Estimated Future Payouts under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts under Equity Incentive Plan Awards(1)
Name	Grant Date	Compensation Committee Action Date	Threshold ($)	Target ($)	Max ($)	Threshold ($)	Target ($)	Max ($)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(1)
Pons, Robert M.	—	—	—	—	—	—	—	—	—	—	—	—
	September 16, 2014(4)	—	—	—	—	—	—	—	62,500	—	—	253,750
	September 16, 2014(4)	—	—	—	—	—	—	—	—	12,500	4.06	20,037
Demise, Mesfin	—	—	—	—	—	—	—	—	—	—	—	—
	September 16, 2014(4)	—	—	—	—	—	—	—	15,000	—	—	60,900
	September 16, 2014(4)	—	—	—	—	—	—	—	—	3,000	4.06	4,809
Voigt, Paul	—	—	—	—	—	—	—	—	—	—	—	—
	October 1, 2014(4)	—	—	—	—	—	—	—	125,000	—	—	568,750
	October 1, 2014(4)	—	—	—	—	—	—	—	—	25,000	4.55	42,607
Hladek, Keith	—	—	—	—	—	—	—	—	—	—	—	—
	September 16, 2014(4)	—	—	—	—	—	—	—	125,000	—	—	507,500
	September 16, 2014(4)	—	—	—	—	—	—	—	—	25,000	4.06	40,074
Estus, Ian	—	—	—	—	—	—	—	—	—	—	—	—
	September 16, 2014(4)	—	—	—	—	—	—	—	62,500	—	—	253,750
	September 16, 2014(4)	—	—	—	—	—	—	—	—	12,500	4.06	20,037

(1)	Our named executive officers are participants in the 2014 Bonus Plan under the Omnibus Plan, discussed above under “Compensation Discussion and Analysis—Elements of Compensation—Annual Bonus Plan,” which was adopted by the Compensation Committee in June 2014. Pursuant to the 2014 Bonus Plan, a bonus pool is established in an amount based on the Company’s NAV Return in excess of a threshold NAV Return amount. Each named executive officer may be granted an Individual Bonus and a Corporate Bonus, based on his achievement of individual and corporate-related performance goals, respectively. The Omnibus Plan establishes certain limits on individual award amounts, whether cash- or equity-based, for any single performance period. Pursuant to the 2014 Bonus Plan, Corporate Bonus awards are paid out in a mix of cash and equity in early 2015 following an evaluation of Company and individual results. Actual amounts paid to our named executive officers for the 2014 performance period are included in the Summary Compensation Table above as “Non-Equity Incentive Plan Compensation,” with respect to amounts paid in cash, and “Stock Awards” and “Option Awards,” with respect to amounts paid as equity. However, amounts paid to our named executive officers for the 2014 performance period in equity are not included in the table above, as the equity awards with respect thereto were granted in 2015.
(2)	Represent grants of RSUs and options under HC2’s Management Compensation Plan as part of the named executive officer’s compensation as a non-employee director during 2014.
(3)	Mr. Falcone was granted 1,568,864 stock options on May 21, 2014 pursuant to the Initial Option. Mr. Falcone was also issued 1,782,082 stock options on October 28, 2014 as the October Anti-Dilution Options. The October Anti-Dilution Options were granted to Mr. Falcone pursuant to anti-dilution provisions set forth in his Option, in respect of (i) the Company’s issuance of (x) 1,500,000 shares of common stock in connection with the May 29, 2014 issuance of Series A Preferred Stock and (y) additional shares of common stock at various times upon the exercise of Company warrants prior to their expiration on July 1, 2014, (ii) the Company’s issuance of Series A Preferred Stock on May 29, 2014, as well as the PIK dividends with respect thereto on June 30, 2014 and September 30, 2014 and (iii) the Company’s issuance of Series A-1 Preferred Stock on September 22, 2014, as well as the PIK dividends with respect thereto on September 30, 2014. The October Anti-Dilution Options have grant dates corresponding to the underlying events triggering the anti-dilution provisions in the Option. See “Compensation Discussion and Analysis—Elements of Compensation—Initial Long-Term Equity Grants—Option Agreements with Philip A. Falcone” above for a description of the Options granted to Mr. Falcone in 2014.
(4)	Represent grants of RSAs and options under HC2’s Omnibus Plan pursuant to the employment agreement entered into in 2014 with the named executive officer.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information with respect to our named executive officers concerning unexercised stock option awards and unvested RSA/RSU awards as of December 31, 2014.

	Options(1)					Stock
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Falcone, Philip A. (3)
Granted: January 15, 2014	1,352	2,703	—	3.58	1/14/2024	—	—	—	—
Granted: January 15, 2014	—	—	—	—	—	2,028	17,096	—	—
Granted: May 21, 2014	522,955	1,045,909	—	4.56	5/20/2024	—	—	—	—
Granted: October 28, 2014	78,203	156,405	—	4.05	5/20/2024	—	—	—	—
Granted: October 28, 2014	17,988	35,975	—	3.77	5/20/2024	—	—	—	—
Granted: October 28, 2014	2,047	4,093	—	3.98	5/20/2024	—	—	—	—
Granted: October 28, 2014	798	1,596	—	4.00	5/20/2024	—	—	—	—
Granted: October 28, 2014	11,041	22,083	—	4.04	5/20/2024	—	—	—	—
Granted: October 28, 2014	16,749	33,498	—	4.02	5/20/2024	—	—	—	—
Granted: October 28, 2014	17,495	34,990	—	4.03	5/20/2024	—	—	—	—
Granted: October 28, 2014	16,457	32,915	—	3.85	5/20/2024	—	—	—	—
Granted: October 28, 2014	93,491	186,981	—	3.99	5/20/2024	—	—	—	—
Granted: October 28, 2014	250,000	500,000	—	4.05	5/20/2024	—	—	—	—
Granted: October 28, 2014	889	1,778	—	4.00	5/20/2024	—	—	—	—
Granted: October 28, 2014	2,595	5,191	—	4.46	5/20/2024	—	—	—	—
Granted: October 28, 2014	86,275	172,549	—	4.36	5/20/2024	—	—	—	—
Pons, Robert M. (4)
Granted: September 16, 2011	40,210	—	—	2.75	9/16/2021	—	—	—	—
Granted: June 12, 2012	43,866	—	—	3.88	6/12/2022	—	—	—	—
Granted: June 12, 2013	21,308	10,655	—	3.72	6/12/2023	—	—	—	—
Granted: June 12, 2013	—	—	—	—	—	2,500	21,075	—	—
Granted: September 16, 2014	4,167	8,333	—	4.06	9/15/2024	—	—	—	—
Granted: September 16, 2014	—	—	—	—	—	41,667	351,253	—	—
Demise, Mesfin (5)
Granted: September 16, 2014	1,000	2,000	—	4.06	9/15/2024	—	—	—	—
Granted: September 16, 2014	—	—	—	—	—	10,000	84,300	—	—
Voigt, Paul (6)
Granted: October 1, 2014	8,333	16,667	—	4.55	9/30/2024	—	—	—	—
Granted: October 1, 2014	—	—	—	—	—	83,333	702,497	—	—
Hladek, Keith (7)	8,333	16,667	—	4.06	9/15/2024	—	—	—	—
Granted: September 16, 2014	—	—	—	—	—	83,333	702,497	—	—
Granted: September 16, 2014
Estus, Ian (8)
Granted: September 16, 2014	4,167	8,333	—	4.06	9/15/2024	—	—	—	—
Granted: September 16, 2014	—	—	—	—	—	41,667	351,253	—	—

(1)	In connection with the special cash dividends declared and paid in 2012 and 2013, the Compensation Committee determined to reduce the exercise price and increase the number of shares issuable upon exercise of any stock option held by our named executive officers. Option exercise prices and number of shares issuable upon exercise shown in the table below reflect these adjustments.

(2)	Values calculated using $8.43, which was the closing price of HC2 common stock on December 31, 2014.
(3)	Mr. Falcone has (i) 1,352 options that will vest on January 15, 2015 and 1,351 options that will vest on January 2016, (ii) 522,955 options that will vest on May 21, 2015 and 522,954 options that will vest on May 21, 2016, and (iii) 594,028 options that will vest on October 28, 2015 and 594,026 options that will vest on October 28, 2016, representing unvested October Anti-Dilution Options. A portion of the October Anti-Dilution Options included in the table above are only exercisable if and when the Series A Preferred Stock (760,194 stock options) and Series A-1 Preferred Stock (259,083 stock options) is converted into common stock. See “Compensation Discussion and Analysis—Elements of Compensation—Initial Long-Term Equity Grants—Option Agreements with Philip A. Falcone” above for a description of the Options granted to Mr. Falcone in 2014.

Mr. Falcone has 2,028 RSUs that will vest ratably on each of January 15, 2015 and January 2016.

(4)	Mr. Pons has (i) 10,655 options that will vest on June 12, 2015 and (ii) 4,167 options that will vest on May 21, 2015 and 4,166 options that will vest on May 21, 2016.

Mr. Pons has 2,500 RSUs that will vest on June 12, 2015. Mr. Pons has 20,833 RSAs that will vest on May 21, 2015 and 20,834 RSAs that will vest on May 21, 2016.

(5)	Mr. Demise has 2,000 options that will vest ratably on each of September 11, 2015 and September 11, 2016.

Mr. Demise has 10,000 RSAs that will vest ratably on each of September 11, 2015 and September 11, 2016.

(6)	Mr. Voigt has 8,333 options that will vest on October 1, 2015 and 8,334 options that will vest on October 1, 2016.

Mr. Voigt has 41,667 RSAs that will vest on October 1, 2015 and 41,666 RSAs that will vest on October 1, 2016.

(7)	Mr. Hladek has 8,333 options that will vest on May 21, 2015 and 8,334 options that will vest on May 21, 2016.

Mr. Hladek has 41,667 RSAs that will vest on May 21, 2015 and 41,666 RSAs that will vest on May 21, 2016.

(8)	Mr. Estus has 4,167 options that will vest on May 21, 2015 and 4,166 options that will vest on May 21, 2016.

Mr. Estus has 20,833 RSAs that will vest on May 21, 2015 and 20,834 RSAs that will vest on May 21, 2016.

Option Exercises and Stock Vested in 2014

The following table sets forth, for each named executive officer, details of any awarded stock options that were exercised and any stock awards that were vested in 2014.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Falcone, Philip A.	—	—	—	—
Pons, Robert M. (2)	—	—	23,333	94,707
Demise, Mesfin (3)	—	—	5,000	20,300
Voigt, Paul (4)	—	—	41,667	189,585
Hladek, Keith (5)	—	—	41,667	169,168
Estus, Ian (6)	—	—	20,833	84,582

(1)	The value of stock options, RSUs or RSAs realized upon exercise or vesting is based on the closing price of HC2 common stock on the exercise or vesting date, as applicable.
(2)	On June 12, 2014, pursuant to a scheduled vesting of RSUs granted June 12, 2013, Mr. Pons received 2,500 shares common stock with a value of $10,125. On September 16, 2014, pursuant to a scheduled vesting date of RSAs granted September 16, 2014, Mr. Pons received 20,833 shares of common stock with a value of $84,582.
(3)	On September 16, 2014, pursuant to a scheduled vesting date of RSAs granted September 16, 2014, Mr. Demise received 5,000 shares of common stock with a value of $20,300.
(4)	On October 1, 2014, pursuant to a scheduled vesting date of RSAs granted October 1, 2014, Mr. Voigt received 41,667 shares of common stock with a value of $189,585.
(5)	On September 16, 2014, pursuant to a scheduled vesting date of RSAs granted September 16, 2014, Mr. Hladek received 41,667 shares of common stock with a value of $169,168.
(6)	On September 16, 2014, pursuant to a scheduled vesting date of RSAs granted September 16, 2014, Mr. Estus received 20,833 shares of common stock with a value of $84,582.

EMPLOYMENT ARRANGEMENTS AND POTENTIAL PAYMENTS
UPON TERMINATION OR CHANGE OF CONTROL

We have entered into employment arrangements with each of our named executive officers, setting forth certain terms of their employment with and/or separation from the Company, as applicable.

Employment Agreement with Philip A. Falcone

On May 21, 2014, we entered into an employment agreement with Philip A. Falcone to serve as the Company’s Chairman, President and Chief Executive Officer (the “Falcone Employment Agreement”). The Falcone Employment Agreement provides that Mr. Falcone will be employed by the Company “at will,” subject to the advance notice provisions contained therein with respect to termination of employment. Pursuant to the Falcone Employment Agreement, Mr. Falcone received the Options in lieu of any base salary, subject to the ability of the Compensation Committee to award Mr. Falcone a base salary following an annual review. See “Compensation Discussion and Analysis—Elements of Compensation—Initial Long-Term Equity Grants—Option Agreements with Philip A. Falcone” above for a description of the Options granted to Mr. Falcone in 2014 pursuant to the Falcone Employment Agreement. The Falcone Employment Agreement also provides that the Compensation Committee may, in its discretion, include Mr. Falcone as a participant in any annual bonus plan. Pursuant to the Falcone Employment Agreement, Mr. Falcone is also entitled to participate in the benefit plans and programs of the Company at a level commensurate with his position and to be reimbursed for reasonable and properly documented business expenses.

In the event of Mr. Falcone’s termination of employment with the Company, he will generally be entitled to payment of accrued but unpaid base salary, if any, any unpaid paid time off, any unreimbursed business expenses, any earned but unpaid discretionary cash bonus for the fiscal year prior to the year of termination and benefits under applicable benefit plans, programs or arrangements of the Company in effect at the time of termination; provided, however, that in the event Mr. Falcone is terminated for Cause or terminates his employment without Good Reason (as such terms are defined in the Falcone Employment Agreement), Mr. Falcone will not be entitled to any earned but unpaid discretionary cash bonus. The Company’s current Severance Guidelines provide that upon termination of the CEO’s employment, the CEO is entitled to twelve months of annual base salary plus twelve months of Consolidated Omnibus Budget Reconciliation Act (“COBRA”) health benefit premiums, if eligible, subject to execution of a separation and release agreement.

Pursuant to the Falcone Employment Agreement, Mr. Falcone is subject to (i) non-compete restrictive covenants during the term of his employment and for so long as Mr. Falcone receives severance pursuant to the Company’s Severance Guidelines, and (ii) non-solicit restrictive covenants during the term of his employment and for eighteen months following Mr. Falcone’s separation from the Company. Mr. Falcone is also subject to continuing restrictive covenants prohibiting disclosure of confidential information and with respect to intellectual property of the Company.

Employment Agreement with Keith M. Hladek

On May 21, 2014, we entered into an employment agreement with Keith M. Hladek to serve as the Company’s Chief Operating Officer (the “Hladek Employment Agreement”). The Hladek Employment Agreement provides that Mr. Hladek will be employed by the Company “at will,” subject to the advance notice provisions contained therein with respect to termination of employment. Pursuant to the Hladek Employment Agreement, Mr. Hladek shall (i) receive an annual base salary of $300,000 and (ii) receive an initial equity grant consisting of (a) 125,000 shares of restricted stock, which vests in three equal installments on the date of issuance and on each of the first and second anniversaries of the date of issuance, subject to Mr. Hladek’s continued employment with the Company on each vesting date, and (b) 25,000 options to purchase the Company’s common stock, which vests in three equal installments on the date of issuance and on each of the first and second anniversaries of the date of issuance, subject to Mr. Hladek’s continued employment with the Company on each vesting date. The Hladek Employment Agreement also provides that the Compensation Committee may, in its discretion, include Mr. Hladek as a participant in any annual bonus plan. Pursuant to the Hladek Employment Agreement, Mr. Hladek is also entitled to participate in the benefit plans and programs of the Company at a level commensurate with his position and to be reimbursed for reasonable and properly documented business expenses.

In the event of Mr. Hladek’s termination of employment with the Company, he will generally be entitled to payment of accrued but unpaid base salary, if any, any unpaid paid time off, any unreimbursed business expenses, any earned but unpaid discretionary cash bonus for the fiscal year prior to the year of termination and benefits under applicable benefit plans, programs or arrangements of the Company in effect at the time of termination; provided, however, that in the event Mr. Hladek is terminated for Cause or terminates his employment without Good Reason (as such terms are defined in the Hladek Employment Agreement), Mr. Hladek will not be entitled to any earned but unpaid discretionary cash bonus. The Company’s current Severance Guidelines provide that upon termination of the Chief Operating Officer’s employment, the Chief Operating Officer is entitled to six months of annual base salary plus six months of COBRA health benefit premiums, if eligible, subject to execution of a separation and release agreement.

Pursuant to the Hladek Employment Agreement, Mr. Hladek is subject to (i) non-compete restrictive covenants during the term of his employment and for so long as Mr. Hladek receives severance pursuant to the Company’s Severance Guidelines, and (ii) non-solicit restrictive covenants during the term of his employment and for eighteen months following Mr. Hladek’s separation from the Company. Mr. Hladek is also subject to continuing restrictive covenants prohibiting disclosure of confidential information and with respect to intellectual property of the Company.

Employment Agreement with Robert M. Pons

On May 21, 2014, we entered into an employment agreement with Robert M. Pons to serve as the Company’s Executive Vice President of Business Development (the “Pons Employment Agreement”). The Pons Employment Agreement provides that Mr. Pons will be employed by the Company “at will,” subject to the advance notice provisions contained therein with respect to termination of employment. Pursuant to the Pons Employment Agreement, Mr. Pons shall (i) receive an annual base salary of $300,000, (ii) receive an initial equity grant consisting of (a) 62,500 shares of restricted stock, which vests in three equal installments on the date of issuance and on each of the first and second anniversaries of the date of issuance, subject to Mr. Pons’s continued employment with the Company on each vesting date, and (b) 12,500 options to purchase the Company’s common stock, which vests in three equal installments on the date of issuance and on each of the first and second anniversaries of the date of issuance, subject to Mr. Pons’s continued employment with the Company on each vesting date, and (iii) a sign-on bonus equal to $100,000. The Pons Employment Agreement also provides that the Compensation Committee may, in its discretion, include Mr. Pons as a participant in any annual bonus plan. Pursuant to the Pons Employment Agreement, Mr. Pons is also entitled to participate in the benefit plans and programs of the Company at a level commensurate with his position and to be reimbursed for reasonable and properly documented business expenses.

In the event of Mr. Pons’s termination of employment with the Company, he will generally be entitled to payment of accrued but unpaid base salary, if any, any unpaid paid time off, any unreimbursed business expenses, any earned but unpaid discretionary cash bonus for the fiscal year prior to the year of termination and benefits under applicable benefit plans, programs or arrangements of the Company in effect at the time of termination; provided, however, that in the event Mr. Pons is terminated for Cause or terminates his employment without Good Reason (as such terms are defined in the Pons Employment Agreement), Mr. Pons will not be entitled to any earned but unpaid discretionary cash bonus. The Company’s current Severance Guidelines provide that upon termination of the Executive Vice President of Business Development’s employment, the Executive Vice President of Business Development is entitled to three months of annual base salary plus three months of COBRA health benefit premiums, if eligible, subject to execution of a separation and release agreement.

Pursuant to the Pons Employment Agreement, Mr. Pons is subject to (i) non-compete restrictive covenants during the term of his employment and for so long as Mr. Pons receives severance pursuant to the Company’s Severance Guidelines, and (ii) non-solicit restrictive covenants during the term of his employment and for eighteen months following Mr. Pons’s separation from the Company. Mr. Pons is also subject to continuing restrictive covenants prohibiting disclosure of confidential information and with respect to intellectual property of the Company.

Employment Agreement with Paul K. Voigt

On October 1, 2014, we entered into an employment agreement with Paul K. Voigt to serve as the Company’s Senior Managing Director of Investments (the “Voigt Employment Agreement”). The Voigt Employment Agreement provides that Mr. Voigt will be employed by the Company “at will,” subject to the advance notice provisions contained therein with respect to termination of employment. Pursuant to the Voigt

Employment Agreement, Mr. Voigt shall (i) receive an annual base salary of $300,000, (ii) receive an initial equity grant consisting of (a) 125,000 shares of restricted stock, which vests in three equal installments on the date of issuance and on each of the first and second anniversaries of the date of issuance, subject to Mr. Voigt’s continued employment with the Company on each vesting date, and (b) 25,000 options to purchase the Company’s common stock, which vests in three equal installments on the date of issuance and on each of the first and second anniversaries of the date of issuance, subject to Mr. Voigt’s continued employment with the Company on each vesting date, and (iii) a sign-on bonus equal to $100,000. The Voigt Employment Agreement also provides that the Compensation Committee may, in its discretion, include Mr. Voigt as a participant in any annual bonus plan. Pursuant to the Voigt Employment Agreement, Mr. Voigt is also entitled to participate in the benefit plans and programs of the Company at a level commensurate with his position and to be reimbursed for reasonable and properly documented business expenses.

In the event of Mr. Voigt’s termination of employment with the Company, he will generally be entitled to payment of accrued but unpaid base salary, if any, any unpaid paid time off, any unreimbursed business expenses, any earned but unpaid discretionary cash bonus for the fiscal year prior to the year of termination and benefits under applicable benefit plans, programs or arrangements of the Company in effect at the time of termination; provided, however, that in the event Mr. Pons is terminated for Cause or terminates his employment without Good Reason (as such terms are defined in the Pons Employment Agreement), Mr. Pons will not be entitled to any earned but unpaid discretionary cash bonus. The Company’s Severance Guidelines provide that upon termination of the Senior Managing Director of Investments’ employment, the Senior Managing Director of Investments is entitled to six months of annual base salary plus six months of COBRA health benefit premiums, if eligible, subject to execution of a separation and release agreement.

Pursuant to the Voigt Employment Agreement, Mr. Voigt is subject to (i) non-compete restrictive covenants during the term of his employment and for so long as Mr. Voigt receives severance pursuant to the Company’s Severance Guidelines, and (ii) non-solicit restrictive covenants during the term of his employment and for eighteen months following Mr. Voigt’s separation from the Company. Mr. Voigt is also subject to continuing restrictive covenants prohibiting disclosure of confidential information and with respect to intellectual property of the Company.

Employment Agreement with Ian Estus

On May 12, 2014, we entered into an employment agreement with Ian Estus to serve as the Company’s Managing Director of Investments (the “Estus Employment Agreement”). The Estus Employment Agreement provides that Mr. Estus will be employed by the Company “at will,” subject to the advance notice provisions contained therein with respect to termination of employment. Pursuant to the Estus Employment Agreement, Mr. Estus shall (i) receive an annual base salary of $300,000 and (ii) receive an initial equity grant consisting of (a) 62,500 shares of restricted stock, which vests in three equal installments on the date of issuance and on each of the first and second anniversaries of the date of issuance, subject to Mr. Estus’s continued employment with the Company on each vesting date, and (b) 12,500 options to purchase the Company’s common stock, which vests in three equal installments on the date of issuance and on each of the first and second anniversaries of the date of issuance, subject to Mr. Estus’s continued employment with the Company on each vesting date. The Estus Employment Agreement also provides that the Compensation Committee may, in its discretion, include Mr. Estus as a participant in any annual bonus plan. Pursuant to the Estus Employment Agreement, Mr. Estus is also entitled to participate in the benefit plans and programs of the Company at a level commensurate with his position and to be reimbursed for reasonable and properly documented business expenses.

In the event of Mr. Estus’s termination of employment with the Company, he will generally be entitled to payment of accrued but unpaid base salary, if any, any unpaid paid time off, any unreimbursed business expenses, any earned but unpaid discretionary cash bonus for the fiscal year prior to the year of termination and benefits under applicable benefit plans, programs or arrangements of the Company in effect at the time of termination; provided, however, that in the event Mr. Estus is terminated for Cause or terminates his employment without Good Reason (as such terms are defined in the Estus Employment Agreement), Mr. Estus will not be entitled to any earned but unpaid discretionary cash bonus. The Company’s Severance Guidelines provide that upon termination of the Managing Director of Investments’ employment, the Managing Director of Investments is entitled to three months of annual base salary plus three months of COBRA health benefit premiums, if eligible, subject to execution of a separation and release agreement.

Pursuant to the Estus Employment Agreement, Mr. Estus is subject to (i) non-compete restrictive covenants during the term of his employment and for twelve months following Mr. Estus’s separation from the Company, and (ii) non-solicit restrictive covenants during the term of his employment and for eighteen months following Mr. Estus’s separation from the Company. Mr. Estus is also subject to continuing restrictive covenants prohibiting disclosure of confidential information and with respect to intellectual property of the Company.

Employment Agreement with Mesfin D. Demise

On September 11, 2014, the Company entered into an employment letter agreement (the “Demise Offer Letter”) with Mesfin D. Demise to serve in the full-time position of Chief Financial Officer, Chief Compliance Officer, Corporate Controller and Treasurer. Pursuant to the terms of the Demise Offer Letter, Mr. Demise would receive (i) a base salary of $165,000 annually, which is an increase from his previous base salary of $150,000, which was effective as of December 2013, and (ii) an equity award equal to (a) 15,000 shares of restricted stock, which vests in three equal installments on the date of issuance and on each of the first and second anniversaries of the date of issuance, subject to Mr. Demise’s continued employment with the Company on each vesting date, and (b) 3,000 options to purchase the Company’s common stock, which vests in three equal installments on the date of issuance and on each of the first and second anniversaries of the date of issuance, subject to Mr. Demise’s continued employment with the Company on each vesting date. The Demise Offer Letter also provides that Mr. Demise is eligible to participate in the Company’s annual discretionary bonus plan and to continue to participate in the benefit plans and programs of the Company.

Summary of Termination Payments

The following table sets forth amounts of compensation that would have been paid to our named executive officers by reason of the covered termination circumstances indicated, based on their employment agreements and the Company’s Severance Guidelines in effect during 2014. The amounts shown assume that in each case termination was effective as of December 31, 2014.

Name and Form of Payment	Termination Other than by Reason of Death	Termination by Reason of Death
Falcone, Philip A.
• Severance Payment	—	—
• Benefits Continuation	—	—
Total Termination Payments	—	—

Pons, Robert M.
• Severance Payment	$75,000	—
• Benefits Continuation	$5,664	$5,664
Total Termination Payments	$80,664	$5,664

Demise, Mesfin D.
• Severance Payment	$41,250	—
• Benefits Continuation	$1,884	$1,884
Total Termination Payments	$43,134	$1,884

Voigt, Paul K.
• Severance Payment	$150,000	—
• Benefits Continuation	$11,476	$11,476
Total Termination Payments	$161,476	$11,476

Hladek, Keith M.
• Severance Payment	$150,000	—
• Benefits Continuation	—	—
Total Termination Payments	$150,000	—

Name and Form of Payment	Termination Other than by Reason of Death	Termination by Reason of Death
Estus, Ian
• Severance Payment	$75,000	—
• Benefits Continuation	$5,664	$5,664
Total Termination Payments	$80,664	$5,664

(1)	The Company’s Severance Guidelines provide that upon termination of employment, (i) the CEO shall receive twelve months of annual base salary plus twelve months of COBRA premiums, if eligible, (ii) the Chief Operating Officer and Senior Managing Director of Investments each shall receive six months of annual base salary plus six months of COBRA premiums, if eligible, and (iii) the Executive Vice President of Business Development, Managing Director of Investments and Chief Financial Officer each shall receive three months of annual base salary plus three months of COBRA premiums, if eligible.

Treatment of Equity Awards of Our Named Executive Officers Upon Termination

Pursuant to the named executive officers’ employment agreements, the Omnibus Plan, the Management Compensation Plan and the award agreements thereunder, named executive officers are generally not entitled to receive accelerated vesting of any unvested RSAs, RSUs and stock options by reason of the named executive officer’s termination of his or her employment with the Company, except as provided below with respect to awards under the Management Compensation Plan in the case of termination of a grantee without Cause or such grantee’s termination for Good Reason within two years of a Change of Control (as such terms are defined in the Management Compensation Plan). However, the Compensation Committee may, in its sole discretion, accelerate the vesting of any unvested RSAs, RSUs and stock options under the Omnibus Plan or the Management Compensation Plan.

Pursuant to the Omnibus Plan and award agreements thereunder, upon termination of a grantee’s service with the Company, any unvested RSAs are forfeited, except as may otherwise be determined by the Compensation Committee pursuant to the Omnibus Plan. Upon termination of a grantee’s service with the Company, any unvested options are forfeited, except as may otherwise be determined by the Compensation Committee pursuant to the Omnibus Plan. Vested options generally remain exercisable for a period of time following termination, the extent of which depends on the reason for termination, except that in the event the grantee is terminated for Cause (as defined in the Omnibus Plan), any vested and unexercised options would also be forfeited.

Pursuant to the Management Compensation Plan and award agreements thereunder, upon termination of a grantee’s service with the Company, any unvested RSUs are forfeited, except as otherwise determined by the Compensation Committee or in the case of termination of such grantee without Cause or such grantee’s termination for Good Reason within two years of a Change of Control (as such terms are defined in the Management Compensation Plan), which would cause unvested RSUs to immediately vest. Upon termination of a grantee’s service with the Company, any unvested options are forfeited, except as otherwise determined by the Compensation Committee or in the case of termination of such grantee without Cause or such grantee’s termination for Good Reason within two years of a Change of Control (as such terms are defined in the Management Compensation Plan), which would cause unvested options to immediately vest. Vested options generally remain exercisable for a period of time following termination, the extent of which depends on the reason for termination, except that in the event the grantee is terminated for Cause (as defined in the Management Compensation Plan), any vested and unexercised options would also be forfeited.

With respect to Mr. Falcone’s Options, the Falcone Employment Agreement provides that if Mr. Falcone’s employment is terminated for any reason (i) within the first year of the Falcone Employment Agreement, then Mr. Falcone must surrender any shares of common stock purchased pursuant to the Options within such first year period, and (ii) within the first three years of the Falcone Employment Agreement, then the Options shall cease to be exercisable thirty days following such termination of employment. Mr. Falcone’s Options only vest if Mr. Falcone remains employed by the Company on the applicable vesting date.

Treatment of Unvested Equity Awards of Our Named Executive Officers Upon a Change of Control or Similar Transaction

Pursuant to the Omnibus Plan, the Board has the discretion to accelerate outstanding equity awards, such as the RSAs and options granted to our named executive officers, upon a Change in Control (as defined in the Omnibus Plan), such that award recipients have the ability to participate in the Change in Control with respect to the common stock subject to such awards.

Pursuant to the Management Compensation Plan and the award agreements thereunder, upon termination of a grantee’s service with the Company without Cause or for Good Reason within two years of a Change of Control (as such terms are defined in the Management Compensation Plan), any unvested RSUs and options immediately vest.

Pursuant to the terms of Mr. Falcone’s Options, any unvested portions of the Options are accelerated upon the occurrence of a Fundamental Change Transaction (as defined in the Options to include, among other transactions, any sale or other disposition of all or substantially all of the Company’s assets or the acquisition of a majority of the voting power of its capital stock by certain third parties).

The following chart sets forth the estimated incremental benefits which our named executive officers would have received if the unvested RSAs, RSUs and options held by them as of December 31, 2014 had become fully vested as a result of the occurrence of a change of control, for purposes of the Omnibus Plan, the Management Compensation Plan and Mr. Falcone’s Options, on December 31, 2014. The estimated amount of benefits was calculated by multiplying the closing price on December 31, 2014 of HC2’s common stock of $8.43 on the NYSE MKT by (i) with respect to RSAs and RSUs, the number of unvested RSAs and RSUs held by the applicable named executive officer, and (ii) with respect to options, the number of unvested options held by the applicable named executive officer, and subtracting the aggregate exercise prices with respect to such options.

Named Executive Officer	Accelerated Vesting of RSAs Under Omnibus Plan ($)(1)	Accelerated Vesting of Options Under Omnibus Plan ($)(1)	Accelerated Vesting of RSUs Under Management Compensation Plan ($)(2)	Accelerated Vesting of Options Under Management Compensation Plan ($)(2)	Accelerated Vesting of Mr. Falcone’s Options ($)	Total Estimated Benefits ($)
Falcone, Philip A.	—	—	17,096	13,110	9,225,981	9,256,187

Pons, Robert M.	351,253	36,415	21,075	50,185	—	458,928

Demise, Mesfin	84,300	8,740	—	—	—	93,040

Voigt, Paul	702,497	64,668	—	—	—	767,165

Hladek, Keith	702,497	72,835	—	—	—	775,332

Estus, Ian	351,253	36,415	—	—	—	387,668

(1)	Assumes that the Board exercised its discretion under the Omnibus Plan to accelerate the vesting of all unvested RSAs and options in connection with the change of control.
(2)	Assumes that each named executive officer who holds RSUs and options under the Management Compensation Plan was terminated as of December 31, 2014, the date of the hypothetical change of control, thus triggering accelerated vesting under the Management Compensation Plan.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2014.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options and Rights	Weighted- Average Exercise Price of Outstanding Options and Rights	Number of Securities Remaining Available for Issuance under Equity Compensation Plans (excluding Securities Reflected in column (a))
Equity compensation plans approved by security holders(1)	228,956	$3.84	4,410,305
Equity compensation plans not approved by security holders(2)	3,350,946	$4.30	—
Total	3,579,902	$4.27	4,410,305

(1)	These amounts represent shares under the Company’s Omnibus Plan and Management Compensation Plan. Pursuant to the Omnibus Plan, no further awards may be granted under the Management Compensation Plan.
(2)	These amounts represent shares under Mr. Falcone’s Options. See “Compensation Discussion and Analysis—Elements of Compensation—Initial Long-Term Equity Grants—Option Agreements with Philip A. Falcone” above for a description of the Options granted to Mr. Falcone in 2014.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

We engaged BDO USA, LLP (“BDO”) as our independent registered public accounting firm during the fiscal years ended December 31, 2014 and 2013. The decision to engage BDO during those years was approved by our Audit Committee. In considering the nature of the services provided by BDO, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with BDO and management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), as well as the American Institute of Certified Public Accountants. The Audit Committee has not selected the independent registered public accounting firm to conduct the audit of our books and records for the fiscal year ending December 31, 2015.

We expect one or more representatives of BDO to be at the 2015 Annual Meeting, and that such representatives will have an opportunity to make a statement and will be available to respond to appropriate questions.

The following table summarizes the aggregate fees paid by us to BDO and its affiliates in 2014 and 2013 (in thousands):

	2014	2013
Audit Fees (1)	$2,029	$546
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$2,029	$546

(1)	Fees for audit services include audit of financial statements and audit of internal controls over financial reporting, as required by Section 404 of Sarbanes-Oxley, reviews of quarterly financial statements and other matters related to SEC filings. Also included are statutory audit fees paid by our subsidiaries.

Pre-Approval Policy

The services performed by BDO in 2014 were pre-approved in accordance with the pre-approval policy and procedures adopted by the Audit Committee. This policy describes the permitted audit, audit-related, tax, and other services (collectively, the “Disclosure Categories”) that the independent registered public accounting firm may perform.

On a quarterly basis, the Audit Committee reviews a description of services (the “Service List”) expected to be performed by the independent registered public accounting firm in each of the Disclosure Categories, the status of services and fees incurred year-to-date against the original Service List and pre-approval limits and the forecast of remaining services and fees for the fiscal year.

Services provided by the independent registered public accounting firm during the year and included in the Service List were pre-approved in accordance with the policies and procedures of the Audit Committee. Any requests for audit, audit-related, tax, and other services contemplated on the Service List must be submitted to the Audit Committee for specific pre-approval and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings. However, the authority to grant specific pre-approval between meetings, as necessary, has been delegated to the Chairman of the Audit Committee. The Chairman must update the Audit Committee at the next regularly scheduled meeting of any services that were granted specific pre-approval.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviewed and discussed the audited consolidated financial statements of the Company for fiscal year 2014 with the Company’s management, and also has discussed with BDO USA, LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Auditing Standards 16 as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee received both the written disclosures and the letter from BDO USA, LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding BDO USA, LLP’s communications with the Audit Committee concerning independence and has discussed with BDO USA, LLP the independence of BDO USA, LLP from the Company.

Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors of the Company that the audited consolidated financial statements of the Company for fiscal year 2014 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC on March 16, 2015.

Submitted by the Audit Committee,

Wayne Barr, Jr. (Chairman)
Robert V. Leffler
Daniel Tseung

ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

(PROPOSAL 2)

General Information

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related rules of the SEC enables stockholders to approve an advisory resolution on our executive compensation, as disclosed in this Proxy Statement. We describe this item as an advisory vote on executive compensation, but it is more commonly known as a “Say on Pay” vote.

In considering their vote, we urge our stockholders to review carefully our compensation policies and decisions regarding our named executive officers as presented in the “Compensation Discussion and Analysis” section beginning on page 20 of this Proxy Statement. As described in that section, we believe that our compensation program has been appropriately designed to meet its objectives. A significant portion of the compensation provided to the named executive officers is based upon the Company’s performance and the performance of our share price, and we believe this compensation structure closely aligns the interests of our named executive officers with the interests of our stockholders.

Because the vote on this proposal is advisory in nature, it will not affect any compensation already paid or awarded to any named executive officer and will not be binding on or overrule any decisions by our Board. Although non-binding, our Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation program.

Accordingly, we are asking our stockholders to approve, in a non-binding vote, the following resolution in respect of this Proposal 2:

“RESOLVED, that the stockholders of the Company hereby approve the compensation paid to HC2’s named executive officers as disclosed in the Proxy Statement for our 2015 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.”

Board Recommendation

The Board unanimously recommends a vote “FOR” the non-binding approval of our executive compensation.

TRANSACTIONS WITH RELATED PERSONS

In accordance with our Guidelines, the Board shall evaluate and approve, ratify or disapprove, in consultation with the Audit Committee or another committee designated by the Board for such purpose, any related party transaction, based on whether such transaction presents inappropriate conflicts of interest, impairs the “independence” of any related person (as defined in Item 404 of Regulation S-K) and/or is fair to the Company.

Indemnification Agreements with Directors and Executive Officers

The Company has entered into indemnification agreements with each of its directors and executive officers. These agreements require the Company to indemnify such individuals, to the fullest extent permitted by Delaware law, for certain liabilities to which they may become subject as a result of their affiliation with the Company.

Registration Rights

In connection with the issuance of HC2’s Preferred Stock, we granted the holders thereof certain registration rights with respect to the common stock underlying the Preferred Stock. Pursuant to the Second Amended and Restated Registration Rights Agreement, dated as of January 5, 2015, by and among the Company, the initial holders of the Series A Preferred Stock, the initial holders of the Series A-1 Preferred Stock and the purchasers of the Series A-2 Preferred Stock (the “Registration Rights Agreement”), the parties also agreed that each of Philip A. Falcone, HC2’s Chairman, President and Chief Executive Officer, and HRG, a beneficial owner of more than 5% of a class of HC2’s voting stock, may become parties to the Registration Rights Agreement at their election, and as a result would be afforded the same registration rights as the purchasers of the Preferred Stock.

Pursuant to the Registration Rights Agreement, the Company is obligated to, at any time upon request from a holder of registrable securities after January 5, 2015, file a registration statement on Form S-1 under the Securities Act of 1933, as amended (the “Securities Act”), within thirty days after the date of such request for the benefit of the holders of the registrable securities. Alternatively, the Company has also agreed to, within thirty days after receiving a request from a holder of registrable securities (provided, that the Company is, at the time of receipt of such request, eligible to use a registration statement on Form S-3 under the Securities Act for secondary offerings of the registrable securities) use reasonable best efforts to cause such a registration statement to be filed and to maintain the effectiveness of such shelf registration statement for the benefit of the holders of the registrable securities. In the event of a registered offering by the Company of its common stock, holders of the registrable securities have the right to require the Company to include registrable securities held by them in such offering, subject to certain limitations, including as determined by any underwriters for the transaction. Subject to certain limitations, the Company will bear the expenses incurred in connection with registrations under the Registration Rights Agreement and will indemnify the holders of registrable securities and any underwriters against certain liabilities, including liabilities under the Securities Act.

Preferred Stock Issuances

On May 29, 2014, HC2 issued 30,000 shares of Series A Preferred Stock and 1,500,000 shares of common stock to affiliates of Hudson Bay Capital Absolute Return Credit Opportunities Master Fund, Ltd., Benefit Street Partners L.L.C. and DG Capital Management, LLC at a prices of $1,000 per share and $4.00 per share with respect to the Series A Preferred Stock and common stock, respectively. On September 22, 2014, HC2 issued 11,000 shares of Series A-1 Preferred Stock to affiliates of DG Capital Management, LLC and Luxor Capital Partners, LP at a price of $1,000 per share. Each share of Series A-1 Preferred Stock is convertible into common stock at a conversion price of $4.25. In connection with the issuance of the Series A-1 Preferred Stock, HC2 amended the certificate of designation governing the Series A Preferred Stock on September 22, 2014, which changed the applicable conversion price from $4.25 to $4.00, reflected the issuance of the Series A-1 Preferred Stock as a class of preferred stock which ranks at parity with the Series A Preferred Stock and made certain other changes to conform the terms of the Series A Preferred Stock to those of the Series A-1 Preferred Stock. On January 5, 2015, HC2 issued 14,000 shares of Series A-2 Preferred Stock to affiliates of Caspian Capital LP and Long Ball Partners, LLC at a price of $1,000 per share. Each share of Series A-2 Preferred Stock is convertible into common stock at a conversion price of $8.25. In connection with the issuance of the Series A-2

Preferred Stock, HC2 amended the certificates of designation governing the Series A Preferred Stock and Series A-1 Preferred Stock on January 5, 2015, which reflected the issuance of the Series A-2 Preferred Stock as a class of preferred stock which ranks at parity with the Series A Preferred Stock and Series A-1 Preferred Stock and made certain other changes to conform the terms of the Series A Preferred Stock and Series A-1 Preferred Stock to those of the Series A-2 Preferred Stock. The conversion prices for the Preferred Stock are subject to adjustments for dividends, certain distributions, stock splits, combinations, reclassifications, reorganizations, mergers, recapitalizations and similar events. The Preferred Stock will accrue a cumulative quarterly cash dividend at an annualized rate of 7.5%. The accrued value of the Preferred Stock will accrete quarterly at an annualized rate of 4% that will be reduced to 2% or 0% if the Company achieves specified rates of growth measured by increases in its net asset value. The terms of the Preferred Stock are more fully set forth in securities purchase agreements entered into between HC2 and the purchasers of the Preferred Stock, as well as the certificates of designation governing the Preferred Stock. The Company also granted the purchasers of the Preferred Stock certain registration rights, as discussed above under “—Registration Rights.”

At the time of the issuance of the Series A Preferred Stock and Series A-1 Preferred Stock, affiliates of DG Capital Management were beneficial owners of more than 5% of a class of HC2’s voting stock. The Preferred Stock issuances were the product of arms-length negotiations and approved by the Board.

Pursuant to the certificates of designation with respect to our Series A Preferred Stock and Series A-1 Preferred Stock, Daniel Tseung was appointed to the Board in September 2014 and has been nominated for election by the holders of such Preferred Stock at the 2015 Annual Meeting.

Schuff

Schuff International, Inc. (“Schuff”) had the following related party transactions: (i) purchased a home on behalf of an executive for $1.7 million which is recorded as an asset held for sale, (ii) sold a 25% investment in United Steel to a former executive in return for 253,039 restricted shares of Schuff and $5.0 million in cash, and (iii) purchased 74,625 shares from the Chairman of the Board and former executives for $2.0 million.

Since January 1, 2014, the Company had no reportable related party transactions other than those described above.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

As of April 15, 2015, the Company had (i) 25,369,260 shares of its common stock outstanding, (ii) 30,000 shares of its Series A Preferred Stock outstanding, which are convertible into 7,601,933 shares of its common stock, (iii) 10,500 shares of its Series A-1 Preferred Stock outstanding, which are convertible into 2,473,059 shares of its common stock, and (iv) 14,000 shares of its Series A-2 Preferred Stock outstanding, which are convertible into 1,696,969 shares of its common stock.

Except as otherwise indicated, the following table sets forth, as of April 15, 2015, certain information as to the beneficial ownership of the Company’s common stock, Series A Preferred Stock, Series A-1 Preferred Stock, and Series A-2 Preferred Stock, including shares of common stock as to which a right to acquire beneficial ownership existed (for example, through the exercise of common stock options or warrants or conversion of the Preferred Stock, that are exercisable or convertible as of, and within 60 days from, April 15, 2015) within the meaning of Rule 13d-3(d)(1) under the Exchange Act, by: (i) each person or group who is known to the Company to be the beneficial owner of more than five percent of any class of voting securities of the Company, (ii) each director, (iii) each named executive officer, and (iv) all directors and executive officers as a group. For purposes of this filing, beneficial ownership of securities is defined in accordance with the rules of the SEC and means generally the power to vote or exercise investment discretion with respect to securities, regardless of any economic interests therein. Unless otherwise indicated, each person had, as of April 15, 2015, sole voting power and sole dispositive power with respect to the Company’s shares, subject to applicable community property laws. The address of each of our directors and executive officers is c/o HC2 Holdings, Inc., 505 Huntmar Park Drive, Suite 325, Herndon, VA 20170.

Name and Business Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned (1)	Percentage of Outstanding Common Stock (1)	Number of Shares of Outstanding Series A Preferred Stock Beneficially Owned (2)	Percentage of Series A Preferred Stock (2)	Number of Shares of Outstanding Series A-1 Preferred Stock Beneficially Owned (3)	Percentage of Series A-1 Preferred Stock (3)	Number of Shares of Outstanding Series A-2 Preferred Stock Beneficially Owned (4)	Percentage of Series A-2 Preferred Stock (4)
HRG Group, Inc. and its affiliates and/or affiliated funds (5) 450 Park Avenue, 30th Fl New York, NY 10022	5,758,360	22.7%	—	—	—	—	—	—

Hudson Bay Capital Absolute Return Credit Opportunities Master Fund, Ltd. and its affiliates and/or affiliated funds (6) 777 Third Ave., 30th Fl. New York, NY 10017	3,999,983	14.0%	12,500	41.7%	—	—	—	—

Benefit Street Partners L.L.C.; and its affiliates and/or affiliated funds (7) 9 West 57th Street, Suite 4700 New York, NY 10019	3,886,111	13.6%	12,500	41.7%	—	—	—	—

DG Capital Management, LLC and its affiliates and/or affiliated funds (8) 460 Park Avenue, 13th Floor New York, NY 10022	2,677,629	10.0%	5,000	16.6%	1,000	9.5%	—	—

Luxor Capital Partners, LP and its affiliates and/or affiliated funds (9) 1114 Avenue of the Americas, 29th Fl. New York, NY 10036	2,352,941	8.5%	—	—	9,500	90.5%	—	—

Name and Business Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned (1)	Percentage of Outstanding Common Stock (1)	Number of Shares of Outstanding Series A Preferred Stock Beneficially Owned (2)	Percentage of Series A Preferred Stock (2)	Number of Shares of Outstanding Series A-1 Preferred Stock Beneficially Owned (3)	Percentage of Series A-1 Preferred Stock (3)	Number of Shares of Outstanding Series A-2 Preferred Stock Beneficially Owned (4)	Percentage of Series A-2 Preferred Stock (4)
Charles Frischer (10) 4404 52nd Avenue NW Seattle, WA 98105	1,658,000	6.5%	—	—	—	—	—	—

Caspian Capital LP and its affiliates and/or affiliated funds (11) 767 Fifth Avenue, 45th Fl. New York, NY 10153	1,212,121	4.6%	—	—	—	—	10,000	71.4%

Long Ball Partners, LLC (11) 2000 Avenue of the Stars, 9th Fl S. Los Angeles, CA 90067	484,848	1.9%	—	—	—	—	4,000	28.6%

Directors and Executive Officers
Philip A. Falcone (12)	2,419,969	8.9%	—	—	—	—	—	—
Keith Hladek (13)	197,581	*	—	—	—	—	—	—
Mesfin Demise (14)	7,304	*	—	—	—	—	—	—
Paul Voigt (15)	255,259	1.0%	—	—	—	—	—	—
Ian Estus (16)	76,634	*	—	—	—	—	—	—
Robert M. Pons (17)	241,190	*	—	—	—	—	—	—
Andrea Mancuso (18)	19,357	*	—	—	—	—	—	—
Robert V. Leffler (19)	6,122	*	—	—	—	—	—	—
Wayne Barr, Jr. (20)	13,516	*	—	—	—	—	—	—
Daniel Tseung (21)	6,122	*	—	—	—	—	—	—
All executive officers and directors as a group (7 people) (22)	3,243,054	11.8%	—	—	—	—	—	—

*	Less than 1% of the outstanding common stock.
(1)	Shares of common stock of which a person has the right to acquire beneficial ownership within 60 days from April 15, 2015 are deemed outstanding for computing the percentage ownership of such person, but are not deemed outstanding for computing the percentage ownership of any other person.
(2)	Each outstanding share of Series A Preferred Stock is presently convertible into approximately 253.398 shares of Common Stock. The shares of Series A Preferred Stock beneficially owned and the respective percentages of beneficial ownership of Series A Preferred Stock stated in these columns reflect ownership of shares of Series A Preferred Stock, and not shares of common stock issuable upon conversion of shares of Series A Preferred Stock at this ratio. The percentage of beneficial ownership of Series A Preferred Stock beneficially owned is based on 30,000 shares of Series A Preferred Stock outstanding as of April 15, 2015.
(3)	Each outstanding share of Series A-1 Preferred Stock is presently convertible into approximately 235.529 shares of common stock. The shares of Series A-1 Preferred Stock beneficially owned and the respective percentages of beneficial ownership of Series A-1 Preferred Stock stated in these columns reflect ownership of shares of Series A-1 Preferred Stock, and not shares of common stock issuable upon conversion of shares of Series A-1 Preferred Stock at this ratio. The percentage of beneficial ownership of Series A-1 Preferred Stock beneficially owned is based on 10,500 shares of Series A-1 Preferred Stock outstanding as of April 15, 2015.
(4)	Each outstanding share of Series A-2 Preferred Stock is presently convertible into 121.212 shares of common stock. The shares of Series A-2 Preferred Stock beneficially owned and the respective percentages of beneficial ownership of Series A-2 Preferred Stock stated in these columns reflect ownership of shares of Series A-2 Preferred Stock, and not shares of common stock issuable upon conversion of shares of Series A-2 Preferred Stock at this ratio. The percentage of beneficial ownership of Series A-2 Preferred Stock beneficially owned is based on 14,000 shares of Series A-2 Preferred Stock outstanding as of April 15, 2015.
(5)	The number of shares beneficially owned is based on a Schedule 13D filed with the SEC on January 7, 2014, Amendment No. 1 to the Schedule 13D filed with the SEC on January 15, 2014, Amendment No. 2 to the Schedule 13D filed with the SEC on May 13, 2014, and Amendment No. 3 to the Schedule 13D filed with the SEC on November 25, 2014, by HRG Group, Inc. (f/k/a Harbinger Group Inc., “HRG”), and Philip A. Falcone. Such Schedule 13D discloses that HRG is the beneficial owner of 5,758,360 shares of the Company’s common stock, which are held in the name of HGI Funding, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of HRG. On November 28, 2014, Mr. Falcone resigned his position with HRG as Chief Executive Officer and Chairman of the Board of Directors of HRG. As a result of the foregoing, Mr. Falcone will no longer be a reporting person in reports filed by the reporting person. The reporting person has shared voting and dispositive power with respect to such shares of common stock.
(6)	The number of shares beneficially owned is based on a Schedule 13D filed with the SEC on June 9, 2014, and Amendment No.1 to Schedule 13D filed with the SEC on September 25, 2014, by Hudson Bay Capital Absolute Return Credit Opportunities Master Fund,

Ltd. (the “HB Fund”), Hudson Bay Credit Management LLC (the “Investment Manager”), Hudson Bay Capital Management, L.P. (“HBCM”) and Mr. Sander Gerber (“Mr. Gerber”). HBCM is the sole member of the Investment Manager. Each of HBCM and the Investment Manager, which serves as the investment manager to the HB Fund in whose names the reported securities are held, may be deemed to share beneficial ownership of the shares of common stock beneficially held by the HB Fund. Mr. Gerber serves as the managing member of Hudson Bay Capital GP LLC, which is the general partner of HBCM. Mr. Gerber disclaims beneficial ownership of these securities. Such Amendment No. 1 to Schedule 13D discloses that the reporting persons have shared voting and dispositive power with respect to, and beneficially own, 3,999,983 shares of the Company’s common stock, which amount consists of 863,872 shares of the Company’s common stock and 3,136,111 shares of common stock that may be acquired upon conversion of 12,500 shares of Series A Preferred Stock.

(7)	The number of shares beneficially owned is based on a Schedule 13D filed with the SEC on June 9, 2014, and Amendment No.1 to Schedule 13D filed with the SEC on September 25, 2014, by Benefit Street Partners L.L.C. (“BSP”), Providence Equity Capital Markets L.L.C. (“PECM”), Jonathan M. Nelson, Paul J. Salem, Glenn M. Creamer and Thomas J. Gahan. BSP is the investment manager of Providence Debt Fund III L.P., Providence Debt Fund III Master (Non-US) L.P. and Benefit Street Partners SMA LM L.P. (collectively, the “BSP Funds”). PECM is the investment manager of PECM Strategic Funding L.P. Messrs. Creamer, Gahan, Nelson and Salem collectively control each of BSP and PECM through their indirect ownership of membership interests of BSP and PECM. As a result, each of Messrs. Creamer, Gahan, Nelson and Salem and BSP may be deemed to share beneficial ownership of the shares of common stock beneficially held by the BSP Funds, and each of Messrs. Creamer, Gahan, Nelson and Salem and PECM may be deemed to share beneficial ownership of the shares of common stock beneficially held by PECM Strategic Funding L.P. Such Amendment No. 1 to Schedule 13D discloses that the reporting persons have shared voting and dispositive power with respect to, and beneficially own, 3,886,111 shares of the Company’s common stock, which amount consists of 750,000 shares of the Company’s common stock and 3,136,111 shares of common stock that may be acquired upon conversion of 12,500 shares of Series A Preferred Stock.
(8)	The number of shares beneficially owned is based on a Schedule 13D filed with the SEC on January 15, 2014, Amendment No.1 to Schedule 13D filed with the SEC on June 5, 2014, and Amendment No.2 to Schedule 13D filed with the SEC on October 1, 2014, by and on behalf of DG Capital Management, LLC (“DG Capital”), Dov Gertzulin and DG Value Partners II Master Fund, LP (the “Master Fund”). Such Amendment No. 2 to Schedule 13D discloses for reporting persons that they have shared voting and dispositive power with respect to: (i) an aggregate of 1,192,335 shares of the Company’s common stock, (ii) 1,254,445 shares of common stock that may be acquired upon conversion of 5,000 shares of Series A Preferred Stock, and (iii) 230,849 shares of common stock that may be acquired upon conversion of 1,000 shares of Series A-1 Preferred Stock, all of which is beneficially owned by private investment funds (the “Funds”), including the Master Fund, for which DG Capital serves as investment adviser. Mr. Gertzulin serves as Managing Member of DG Capital.
(9)	The number of shares beneficially owned is based on a Schedule 13G filed with the SEC on March 27, 2015 by Luxor Capital Partners, LP (the “Onshore Fund”), Luxor Wavefront, LP (the “Wavefront Fund”), Luxor Capital Partners Offshore Master Fund, LP (the “Offshore Master Fund”), Luxor Capital Partners Offshore, Ltd. (the “Offshore Feeder Fund”), LCG Holdings, LLC (“LCG Holdings”), Luxor Capital Group, LP (“Luxor Capital Group”), Luxor Management, LLC (“Luxor Management”) and Christian Leone. Such filing indicates that (i) the Onshore Fund beneficially owns 1,042,352 shares of common stock, (ii) the Wavefront Fund beneficially owns 215,058 shares of common stock and (iii) the Offshore Master Fund beneficially owns 1,095,529 shares of common stock. The Offshore Master Fund is a subsidiary of the Offshore Feeder Fund. LCG Holdings is the general partner of the Onshore Fund, the Wavefront Fund and the Offshore Master Fund. Luxor Capital Group acts as the investment manager of the Onshore Fund, the Wavefront Fund, the Offshore Feeder Fund and the Offshore Master Fund (collectively, the “Funds”). Luxor Management is the general partner of Luxor Capital Group. Mr. Leone is the managing member of Luxor Management. Mr. Leone is the managing member of LCG Holdings. By virtue of these relationships, LCG Holdings may be deemed to have voting and dispositive power with respect to the shares of common stock beneficially held by the Onshore Fund, the Wavefront Fund and the Offshore Master Fund. By virtue of these relationships, each of Luxor Capital Group, Luxor Management and Mr. Leone may be deemed to have voting and dispositive power with respect to the shares of common stock beneficially owned by the Funds.
(10)	The number of shares beneficially owned is based on a Schedule 13D filed with the SEC on September 8, 2014, and Amendment No.1 to Schedule 13D filed with the SEC on November 5, 2014, by Charles Frischer and Libby Frischer Family Partnership, a New York partnership (the “Partnership”). The Partnership directly owns 220,000 shares of the Company’s common stock and Mr. Frischer directly owns 1,438,000 shares of the Company’s common stock, and he is the sole general partner of the Partnership. Accordingly, Mr. Frischer indirectly beneficially owns 1,658,000 shares of the Company’s common stock.
(11)	The number of shares beneficially owned is based on that certain Securities Purchase Agreement, entered into by and among the Company, Mariner LDC, Caspian Select Credit Master Fund, Ltd., Caspian Solitude Master Fund, L.P., Caspian HLSC1, LLC, Super Caspian Cayman Fund Limited, Caspian SC Holdings, L.P. and Long Ball Partners, LLC, dated January 5, 2015, pursuant to which such parties purchased the number of shares of Series A-2 Preferred Stock indicated.
(12)	Includes 1,331,063 vested stock options and 522,955 stock options that vest within 60 days of April 15, 2015.
(13)	Includes 33,697 vested stock options, 8,333 stock options that vest within 60 days of April 15, 2015 and 41,667 RSAs that vest within 60 days of April 15, 2015.
(14)	Includes 1,322 vested stock options.
(15)	Includes 61,686 vested stock options.
(16)	Includes 12,913 vested stock options, 4,167 stock options that vest within 60 days of April 15, 2015 and 20,833 RSAs that vest within 60 days of April 15, 2015.
(17)	Includes 125,294 vested stock options, 14,822 stock options that vest within 60 days of April 15, 2015 and 23,333 RSAs that vest within 60 days of April 15, 2015.
(18)	Includes 4,416 vested stock options.
(19)	Includes 3,061 RSAs that vest within 60 days of April 15, 2015.
(20)	Includes 2,978 vested stock options and 4,348 RSAs that vest within 60 days of April 15, 2015.
(21)	Includes 3,061 RSAs that vest within 60 days of April 15, 2015.
(22)	Includes 1,573,369 vested stock options, 550,277 stock options that vest within 60 days of April 15, 2015 and 96,303 RSAs that vest within 60 days of April 15, 2015.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Our executive officers, directors and 10% stockholders are required under the Exchange Act to file with the SEC reports of ownership and changes in ownership in their holdings in our stock. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all filings required to be made by the Company’s Section 16(a) reporting persons during fiscal year 2014 were made on a timely basis, except for a late Form 3 filing by Mr. Demise, a late Form 4 filing by Mr. Tseung and a late Form 4 filing by DG Capital Management, LLC.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for notices of Internet availability of proxy materials, proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single notice of Internet availability of proxy materials, proxy statement and annual report to those stockholders. Each stockholder will continue to receive a separate proxy card. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Company stockholders will be householding our proxy materials. A single Notice, or, if applicable, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2014 will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. We will deliver promptly upon written or oral request a separate copy of the Notice or, if applicable, the Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2014 to any stockholder at a shared address to which a single copy of any of those documents was delivered. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate notice of Internet availability of proxy materials, proxy statement or annual report, as applicable, please notify your broker or direct your request to the Corporate Secretary of the Company, HC2 Holdings, Inc., 505 Huntmar Park Drive, Suite 325, Herndon, Virginia 20170, or by phone at (703) 456-4100.

Stockholders who currently receive multiple copies of the proxy materials, proxy statement or annual report, as applicable, at their address and would like to request householding of their communications should contact their broker.

Stockholder Proposals

Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with regulations adopted by the SEC. Any proposal that an eligible stockholder desires to have presented at the 2016 Annual Meeting of Stockholders concerning a proper subject for inclusion in the proxy statement and for consideration at the 2016 Annual Meeting of Stockholders will be included in the Company’s proxy statement and related proxy card if it is received by the Corporate Secretary of the Company at the Company’s principal executive offices, 505 Huntmar Park Drive, Suite 325, Herndon, Virginia 20170 no later than January 7, 2016. However, if the date of the 2016 Annual Meeting is changed by more than 30 days from the date of the 2015 Annual Meeting, then the deadline will be a reasonable time before we print and mail our proxy materials. For stockholder proposals to be considered for presentation at the 2016 Annual Meeting of Stockholders although not required to be included in our proxy materials, the deadline for receipt by the Corporate Secretary is no later than March 17, 2016. If a stockholder gives notice of such a proposal after this deadline, the Company’s proxy agents will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the 2016 Annual Meeting of Stockholders. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these requirements.

Stockholders may submit written recommendations of director candidates by submitting such recommendation, including the candidate’s name and contact information and a statement of the candidate’s background and qualifications, to HC2 Holdings, Inc., 505 Huntmar Park Drive, Suite 325, Herndon, Virginia 20170, Attention: Corporate Secretary. Such recommendation must be received by the Corporate Secretary no later than March 1, 2016.

Copies of the Notice, the Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2014, which includes our financial statements and provides additional information about us, are available to stockholders of record and entitled to vote at the 2015 Annual Meeting and to notice thereof at www.proxyvote.com. Such documents can also be found on the Company’s website at www.hc2.com under “Investor Relations—Proxy Materials.” Each person whose proxy is being solicited and who represents that, as of the record date for the 2015 Annual Meeting, he or she was a beneficial owner of shares entitled to be voted at such meeting may obtain additional printed copies of our Annual Report on Form 10-K for the year ended December 31, 2014, including our financial statements, free of charge, from us by sending a written request to HC2 Holdings, Inc., 505 Huntmar Park Drive, Suite 325, Herndon, Virginia 20170, Attention: Corporate Secretary. Exhibits will be provided upon written request.

HC2 HOLDINGS, INC.
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors
   Nominees

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01 Wayne Barr, Jr. 02 Philip A. Falcone 03 Robert V. Leffler 04 Robert M. Pons 05 Daniel Tseung

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. To approve, by non-binding vote, the compensation of our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K (also known as a "Say on Pay" vote).	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

02 0000000000

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000248052_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report on Form 10-K is/are available at www.proxyvote.com .

HC2 HOLDINGS, INC.
Annual Meeting of Stockholders
June 11, 2015 10:00 AM
This proxy is solicited on behalf of the Board of Directors

The undersigned stockholder of HC2 HOLDINGS, INC. ("HC2") hereby revokes all previous proxies and appoints Keith Hladek and Andrea Mancuso, and each of them, either of whom may act without joinder of the other, with full power of substitution and resubstitution, as the true and lawful attorneys-in-fact, agents and proxy holders of the undersigned, and hereby authorizes each of them to represent and vote, as specified herein, all of the shares of common stock or preferred stock of HC2 held of record by the undersigned as of the close of business on April 15, 2015, at the Annual Meeting of Stockholders of HC2 to be held on June 11, 2015 at 10:00 a.m. Eastern Daylight Saving Time, and any adjournments or postponements thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IN THE ABSENCE OF DIRECTION, THE SHARES WILL BE VOTED "FOR" EACH OF THE NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND "FOR" PROPOSAL 2. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY BE BROUGHT BEFORE THE ANNUAL MEETING OF STOCKHOLDERS OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN ACCORDANCE WITH AND AS DESCRIBED IN THE NOTICE AND PROXY STATEMENT FOR THE ANNUAL MEETING.

For directions to the Annual Meeting please call (703) 456-4100.

0000248052_2 R1.0.0.51160

Continued and to be signed on reverse side

HC2 HOLDINGS, INC.
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Wayne Barr, Jr. 02 Philip A. Falcone 03 Robert V. Leffler 04 Robert M. Pons

02 0000000000

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. To approve, by non-binding vote, the compensation of our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K (also known as a "Say on Pay" vote).	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000248051_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report on Form 10-K is/are available at www.proxyvote.com .

HC2 HOLDINGS, INC.
Annual Meeting of Stockholders
June 11, 2015 10:00 AM
This proxy is solicited on behalf of the Board of Directors

The undersigned stockholder of HC2 HOLDINGS, INC. ("HC2") hereby revokes all previous proxies and appoints Keith Hladek and Andrea Mancuso, and each of them, either of whom may act without joinder of the other, with full power of substitution and resubstitution, as the true and lawful attorneys-in-fact, agents and proxy holders of the undersigned, and hereby authorizes each of them to represent and vote, as specified herein, all of the shares of common stock or preferred stock of HC2 held of record by the undersigned as of the close of business on April 15, 2015, at the Annual Meeting of Stockholders of HC2 to be held on June 11, 2015 at 10:00 a.m. Eastern Daylight Saving Time, and any adjournments or postponements thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IN THE ABSENCE OF DIRECTION, THE SHARES WILL BE VOTED "FOR" EACH OF THE NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND "FOR" PROPOSAL 2. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY BE BROUGHT BEFORE THE ANNUAL MEETING OF STOCKHOLDERS OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN ACCORDANCE WITH AND AS DESCRIBED IN THE NOTICE AND PROXY STATEMENT FOR THE ANNUAL MEETING.

For directions to the Annual Meeting please call (703) 456-4100.

0000248051_2 R1.0.0.51160

Continued and to be signed on reverse side